Nationwide Select SM
Nationwide Life Insurance Company
Modified Single Premium Deferred Variable Annuity Contracts
Issued by Nationwide Life Insurance Company through its Nationwide Variable Account-7
The date of this prospectus is May 1, 2007.

This prospectus contains basic information you should understand about the contracts before investing – the annuity contract is the legally binding instrument governing the relationship between you and Nationwide should you choose to invest.  Please read this prospectus carefully and keep it for future reference.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all, within other investment products. With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates. Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options. This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.

The Statement of Additional Information (dated May 1, 2007) which contains additional information about the contracts and the variable account, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference.  The table of contents for the Statement of Additional Information is on page 27.  For general information or to obtain free copies of the Statement of Additional Information, call Nationwide's service center at 1-800-848-6331 (TDD 1-800-238-3035) or write:

Nationwide Life Insurance Company
5100 Rings Road, RR1-04-F4
Dublin, Ohio 43017-1522

The Statement of Additional Information and other materials incorporated by reference can be found on the SEC website at: www.sec.gov.

Before investing, understand that annuities and/or life insurance products are not insured by the FDIC, NCUSIF, or any other Federal government agency, and are not deposits or obligations of, guaranteed by, or insured by the depository institution where offered or any of its affiliates.  Annuities that involve investment risk may lose value.  These securities have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

The following is a list of the underlying mutual funds available under the contract.

Fidelity Variable Insurance Products Fund
•	VIP Equity-Income Portfolio: Initial Class*
•	VIP Growth Portfolio: Initial Class
•	VIP High Income Portfolio: Initial Class R†
•	VIP Money Market Portfolio: Initial Class
•	VIP Overseas Portfolio: Initial Class
Fidelity Variable Insurance Products Fund II
•	VIP Asset Manager Portfolio: Initial Class
•	VIP Asset Manager: Growth Portfolio: Initial Class
•	VIP Contrafund® Portfolio: Initial Class
•	VIP Index 500 Portfolio: Initial Class
•	VIP Investment Grade Bond Portfolio: Initial Class*
Fidelity Variable Insurance Products Fund III
•	VIP Balanced Portfolio: Initial Class
•	VIP Growth & Income Portfolio: Initial Class
•	VIP Growth Opportunities Portfolio: Initial Class

Effective May 1, 2007, the following underlying mutual fund is no longer available to receive transfers or new purchase payments:

Fidelity Variable Insurance Products Fund
•	VIP High Income Portfolio: Initial Class*

*These underlying mutual funds may invest in lower quality debt securities commonly referred to as junk bonds.

†These underlying mutual funds assess a short-term trading fee.

Purchase payments not invested in the underlying mutual fund options of the Nationwide Variable Account-7 ("variable account") may be allocated to the fixed account.

Glossary of Special Terms

Accumulation unit - An accounting unit of measure used to calculate the contract value allocated to the variable account before the annuitization date.

Annuitization date - The date on which annuity payments begin.

Annuity commencement date - The date on which annuity payments are scheduled to begin. This date may be changed by the contract owner with Nationwide’s consent.

Annuity unit - An accounting unit of measure used to calculate the variable annuity payments.

Contract value - The total value of all accumulation units in a contract plus any amount held in the fixed account and any amounts transferred as a loan to the collateral fixed account.

Contract year - Each year the contract is in force beginning with the date the contract is issued.

ERISA- The Employee Retirement Income Security Act of 1974, as amended.

FDIC - Federal Deposit Insurance Corporation.

Fixed account- An investment option that is funded by the general account of Nationwide.

General account- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

Individual Retirement Account- An account that qualifies for favorable tax treatment under Section 408(a) of the Internal Revenue Code, but does not include Roth IRAs.

Individual Retirement Annuity - An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs.

Investment-only Contract- A contract purchased by a Qualified Pension, Profit-Sharing or Stock Bonus Plan as defined by Section 401(a) if the Internal Revenue Code.

Nationwide - Nationwide Life Insurance Company.

NCUSIF - National Credit Union Share Insurance Fund.

Non-Qualified Contract - A contract which does not qualify for favorable tax treatment as an Individual Retirement Annuity, Roth IRA, or Tax Sheltered Annuity.

Qualified Plans - Retirement plans that receive favorable tax treatment under Section 401 of the Internal Revenue Code, including Investment-only Contracts.  In this prospectus, all provisions applicable to Qualified Plans also apply to Investment-only Contracts unless specifically stated otherwise.

Roth IRA - An annuity contract which qualifies for favorable tax treatment under Section 408A of the Internal Revenue Code.

SEC - Securities and Exchange Commission.

Sub-accounts - Divisions of the variable account to and for which accumulation units and annuity units are separately maintained - each sub-account corresponds to a single underlying mutual fund.

Tax Sheltered Annuity - An annuity that qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code.

Valuation date - Each day the New York Stock Exchange and Nationwide’s home office are open for business, or any other day during which there is a sufficient degree of trading of underlying mutual fund shares such that the current net asset value of accumulation units or annuity units might be materially affected.  Values of the variable account are determined as of the close of the New York Stock Exchange which generally closes at 4:00 p.m. Eastern Time, but may close earlier on certain days and as conditions warrant.

Valuation period - Each day the New York Stock Exchange is open for business.

Variable account - Nationwide Variable Account-7, a separate account of Nationwide that contains variable account allocations.  The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

Table of Contents	Page
Glossary of Special Terms	2
Contract Expenses	5
Underlying Mutual Fund Annual Expenses	6
Example	6
Synopsis of the Contracts	6
Minimum Initial and Subsequent Purchase Payments
Purpose of the Contract
Charges and Expenses
Annuity Payments
Taxation
Ten Day Free Look
Financial Statements	7
Condensed Financial Information	7
Nationwide Life Insurance Company	7
Nationwide Investment Services Corporation	7
Investing in the Contract	7
The Variable Account and Underlying Mutual Funds
The Fixed Account
The Contract in General	9
Distribution, Promotional and Sales Expenses
Underlying Mutual Fund Payments
Profitability
Standard Charges and Deductions	11
Mortality and Expense Risk Charge
Administration Charge
Contingent Deferred Sales Charge
Premium Taxes
Short-Term Trading Fees
Optional Contract Benefits, Charges and Deductions	13
Optional Death Benefits
Contract Ownership	13
Joint Ownership
Contingent Ownership
Annuitant
Beneficiary and Contingent Beneficiary
Operation of the Contract	14
Minimum Initial and Subsequent Purchase Payments
Pricing
Allocation of Purchase Payments
Determining the Contract Value
Transfers Prior to Annuitization
Transfers After Annuitization
Transfer Requests
Transfer Restrictions
Right to Revoke	17
Surrender (Redemption)	17
Partial Surrenders (Partial Redemptions)
Full Surrenders (Full Redemptions)
Surrenders Under a Tax Sheltered Annuity
Surrenders Under a Texas Optional Retirement Program or a Louisiana Optional Retirement Plan
Loan Privilege	19
Minimum and Maximum Loan Amounts
Maximum Loan Processing Fee

Table of Contents (continued)	Page
How Loan Requests are Processed	19
Loan Interest
Loan Repayment
Distributions and Annuity Payments
Transferring the Contract
Grace Period and Loan Default
Assignment	20
Contract Owner Services	20
Asset Rebalancing
Dollar Cost Averaging
Systematic Withdrawals
Annuity Commencement Date	21
Annuitizing the Contract	21
Annuitization Date
Annuitization
Fixed Payment Annuity
Variable Payment Annuity
Frequency and Amount of Annuity Payments
Annuity Payment Options
Death Benefits	23
Death of Contract Owner – Non-Qualified Contracts
Death of Annuitant – Non-Qualified Contracts
Death of Contract Owner/Annuitant
How the Death Benefit Value is Determined
Death Benefit Payments
Statements and Reports	24
Legal Proceedings	25
Table of Contents of Statement of Additional Information	27
Appendix A: Underlying Mutual Funds	28
Appendix B: Condensed Financial Information	30
Appendix C: Contract Types and Tax Information	42

Contract Expenses

The following tables describe the fees and expenses that a contract owner will pay when buying, owning, or surrendering the contract.

The first table describes the fees and expenses a contract owner will pay at the time the contract is purchased, surrendered, or when cash value is transferred between investment options.

Contract Owner Transaction Expenses
Maximum Contingent Deferred Sales Charge ("CDSC") (as a percentage of purchase payments surrendered)	7%[1]
Maximum Loan Processing Fee	$25[2]
Maximum Premium Tax Charge (as a percentage of purchase payments)	5%[3]

The next table describes the fees and expenses that a contract owner will pay periodically during the life of the contract (not including underlying mutual fund fees and expenses).

Recurring Contract Expenses
Annual Loan Interest Charge	2.25%[4]
Variable Account Annual Expenses (annualized rate of total variable account charges as a percentage of the daily net assets)[5]
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Variable Account Annual Expenses	1.40%
Death Benefit Options[6] (an applicant may elect one)
Optional Long Term Care Facility and One-Year Step Up Death Benefit Total Variable Account Charges (including this option only)	0.05% 1.45%
Optional Long Term Care Facility and 5% Enhanced Death Benefit Total Variable Account Charges (including this option only)	0.10% 1.50%

The next table shows the fees and expenses that a contract owner would pay if he/she elected all of the optional benefits available under the contract.

Summary of Maximum Contract Expenses
Mortality and Expense Risk Charge (applicable to all contracts)	1.25%
Administrative Charge (applicable to all contracts)	0.15%
Optional Long Term Care Facility and 5% Enhanced Death Benefit	0.10%
Maximum Possible Total Variable Account Charges	1.50%

1 Range of CDSC over time:
Number of Completed Years from Date of Purchase Payment	0	1	2	3	4	5	6	7
CDSC Percentage	7%	6%	5%	4%	3%	2%	1%	0%
Each contract year, the contract owner may withdraw without a CDSC the greater of:
(1)  10% of all purchase payments made to the contract; or
(2)  any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.
This free withdrawal privilege is non-cumulative.  Free amounts not taken during any given contract year cannot be taken as free amounts in a subsequent contract year.
The Internal Revenue Code may impose restrictions on surrenders from contracts issued as Tax Sheltered Annuities.

2 Nationwide may assess a loan processing fee at the time each new loan is processed.  Currently, Nationwide does not assess a loan processing fee.  Loans are only available for contracts issued as Tax Sheltered Annuities.  Loans are not available in all states.  In addition, some states may not permit Nationwide to assess a loan processing fee.

3 Nationwide will charge between 0% and 5% of purchase payments for premium taxes levied by state or other government entities.

4 The loan interest rate is determined, based on market conditions, at the time of loan application or issuance.  The loan balance in the collateral fixed account is credited with interest at 2.25% less than the loan interest rate.  Thus, the net loan interest charge is an annual rate of 2.25%, which is applied against the outstanding loan balance.

5 These charges apply only to sub-account allocations.  They do not apply to allocations made to the fixed account.  They are charged on a daily basis at the annualized rate noted above.

6 Unless otherwise indicated, optional benefits must be elected at the time of application and once elected, optional benefits may not be removed from the contract.

Underlying Mutual Fund Annual Expenses

The next table shows the minimum and maximum total operating expenses as of December 31, 2006 charged by the underlying mutual funds periodically during the life of the contract.  The table does not reflect Short-Term Trading Fees.  More detail concerning each underlying mutual fund’s fees and expenses, including waivers and reimbursements, is contained in the prospectus for each underlying mutual fund.

Total Annual Underlying Mutual Fund Operating Expenses	Minimum	Maximum

(expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average underlying mutual fund assets)	0.10%	0.88%
The minimum and maximum underlying mutual fund operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some underlying mutual funds.  Therefore, actual expenses could be lower.  Refer to the underlying mutual fund prospectuses for specific expense information.

The following underlying mutual fund assesses a short-term trading fee in connection with transfers from an underlying mutual fund sub-account that occurs within 60 days after the date of allocation to that sub-account (see “Short-Term Trading Fees”):

•	Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class R

Example

This Example is intended to help contract owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts.  These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and underlying mutual fund fees and expenses.  The example does not reflect premium taxes or Short-Term Trading Fees which, if reflected, would result in higher expenses.

The Example assumes:
•	a $10,000 investment in the contract for the time periods indicated;
•	a 5% return each year;
•	the maximum and the minimum fees and expenses of any of the underlying mutual funds;
•	the CDSC schedule; and
•	the total variable account charges associated with the most expensive combination of optional benefits (1.50%).

	If you surrender your contract at the end of the applicable time period				If you do not surrender your contract				If you annuitize your contract at the end of the applicable time period
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (0.88%)	790	1,129	1,494	2,800	250	769	1,314	2,800	*	769	1,314	2,800
Minimum Total Underlying Mutual Fund Operating Expenses (0.10%)	708	881	1,078	1,955	168	521	898	1,955	*	521	898	1,955

*The contracts sold under this prospectus do not permit annuitization during the first two contract years.

Synopsis of the Contracts

The contracts described in this prospectus are modified single purchase payment contracts.  The contracts may be issued as either individual or group contracts.  In those states where contracts are issued as group contracts, references throughout this prospectus to "contract(s)" will also mean "certificate(s)" and references to "contract owner" will mean "participant."

The contracts can be categorized as:

•	Individual Retirement Annuities ("IRAs"), with contributions rolled over or transferred from certain tax-qualified plans;
•	Investment-only Contracts (Qualified Plans)
•	Non-Qualified Contract;
•	Roth IRAs; or
•	Tax Sheltered Annuities, with contributions rolled over or transferred from other Tax Sheltered Annuity plans.

For more detailed information with regard to differences in contract types, please see "Types of Contracts" in Appendix C.

Minimum Initial and Subsequent Purchase Payments

Contract Type	Minimum Initial Purchase Payment	Minimum Subsequent Payments
IRA	$15,000	$1,000
Non-Qualified Contract	$15,000	$1,000
Roth IRA	$15,000	$1,000
Tax Sheltered Annuity	$15,000	$1,000
Investment-only Contract (Qualified Plan)	$15,000	$1,000

Purpose of the Contract

The annuity described in this prospectus is intended to provide benefits to a single individual and his/her beneficiaries.  It is not intended to be used:

•	by institutional investors;
•	in connection with other Nationwide contracts that have the same annuitant; or
•	in connection with other Nationwide contracts that have different annuitants, but the same contract owner.

By providing these annuity benefits, Nationwide assumes certain risks.  If Nationwide determines that the risks it intended to assume in issuing the contract have been altered by misusing the contract as described above, Nationwide reserves the right to take any action it deems necessary to reduce or eliminate the altered risk, including, but not limited to, rescinding the contract and returning the contract value (less any applicable Contingent Deferred Sales Charge and/or market value adjustment).  Nationwide also reserves the right to take any action it deems necessary to reduce or eliminate altered risk resulting from materially false, misleading, incomplete or otherwise deficient information provided by the contract owner.

Charges and Expenses

Nationwide deducts a mortality and expense risk charge equal to an annualized rate of 1.25% of the daily net assets of the variable account.  Nationwide assesses this charge in return for bearing certain mortality and expense risks.

Nationwide deducts an administration charge equal to an annualized rate of 0.15% of the daily net assets of the variable account.  Nationwide assesses this charge for reimbursement of administrative expenses relating to contract issuance and maintenance.

Nationwide does not deduct a sales charge from purchase payments upon deposit into the contract.  However, Nationwide may deduct a Contingent Deferred Sales Charge ("CDSC") if any amount is withdrawn from the contract.  This CDSC reimburses Nationwide for sales expenses.  The amount of the CDSC will not exceed 7% of purchase payments surrendered.

Two optional death benefits are available to contract owners at the time of application.  Nationwide will deduct a charge equal to an annualized rate of 0.05% of the daily net assets of the variable account if the One-Year Step Up Death Benefit is elected, or a charge equal to an annualized rate of 0.10% of the daily net assets of the variable account if the 5% Enhanced Death Benefit is elected.  For more information about the standard and optional death benefit(s), please see the "Death Benefit Payments" provision.

Annuity Payments

Annuity payments begin on the annuitization date and will be based on the annuity payment option chosen prior to annuitization.  Annuity payments will generally be received within 7 to 10 days after each annuity payment date.

Taxation

How the contracts are taxed depends on the type of contract issued and the purpose for which the contract is purchased.  Nationwide will charge against the contract any premium taxes levied by any governmental authority (see "Federal Tax Considerations" in Appendix C and "Premium Taxes").

Ten Day Free Look

Contract owners may return the contract for any reason within ten days of receipt and Nationwide will refund the contract value or other amounts required by law (see "Right to Revoke").

Financial Statements

Financial statements for the variable account and the consolidated financial statements for Nationwide are located in the Statement of Additional Information.  A current Statement of Additional Information may be obtained without charge by contacting Nationwide’s home office at the telephone number listed on page 1 of this prospectus.

Condensed Financial Information

The value of an accumulation unit is determined on the basis of changes in the per share value of the underlying mutual funds and variable account charges (for more information on the calculation of accumulation unit values, see "Determining Variable Account Value – Valuing an Accumulation Unit").  Please refer to Appendix B for information regarding each class of accumulation units.

Nationwide Life Insurance Company

Nationwide is a stock life insurance company organized under Ohio law in March, 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.  Nationwide is a provider of life insurance, annuities and retirement products.  It is admitted to do business in all states, the District of Columbia and Puerto Rico.

Nationwide is a member of the Nationwide group of companies.  Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies.  The Companies were organized under Ohio law in December 1925 and 1933 respectively.  The Companies engage in a general insurance and reinsurance business, except life insurance.

Nationwide Investment Services Corporation

The contracts are distributed by the general distributor, Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215.  NISC is a wholly owned subsidiary of Nationwide.

Investing in the Contract

The Variable Account and Underlying Mutual Funds

Nationwide Variable Account-7 is a variable account that invests in the underlying mutual funds listed in Appendix A.

Nationwide established the variable account on July 22, 1994, pursuant to Ohio law.  Although the variable account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against, the variable account reflect the variable account’s own investment experience and not the investment experience of Nationwide’s other assets.  The variable account’s assets are held separately from Nationwide’s assets and are not chargeable with liabilities incurred in any other business of Nationwide.  Nationwide is obligated to pay all amounts promised to contract owners under the contracts.

The variable account is divided into sub-accounts, each corresponding to a single underlying mutual fund.  Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on contract owner instructions.

Each underlying mutual fund’s prospectus contains more detailed information about that fund.  Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Contract owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the contract may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Contract owners will receive notice of any such changes that affect their contract.  Additionally, not all of the underlying mutual funds are available in every state.

Voting Rights

Contract owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights.  Nationwide will vote contract owner shares at special shareholder meetings based on contract owner instructions.  However, if the law changes and Nationwide is allowed to vote in its own right, it may elect to do so.

Contract owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting.  Notification will contain proxy materials and a form with which to give Nationwide voting instructions.  Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of contract owners vote, each vote has a greater impact on the outcome.

The number of shares which a contract owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund.  Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide.  Nationwide does not anticipate any disadvantages to this.  However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies.  If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)	shares of a current underlying mutual fund are no longer available for investment; or

(2)	further investment in an underlying mutual fund is inappropriate.

No substitution, elimination, or combination of shares may take place without the prior approval of the SEC.

The Fixed Account

The fixed account is an investment option that is funded by assets of Nationwide’s general account.  The general account contains all of Nationwide’s assets other than those in this and other Nationwide separate accounts and is used to support Nationwide’s annuity and insurance obligations.  The general account is not subject to the same laws as the variable account and the SEC has not reviewed material in this prospectus relating to the fixed account.

Purchase payments will be allocated to the fixed account by election of the contract owner.  Nationwide reserves the right to limit or refuse purchase payments allocated to the fixed account at its sole discretion.  Nationwide reserves the right to refuse transfers into the fixed account if the fixed account value is (or would be after the transfer) equal to or greater than 30% of the contract value at the time the transfer is requested.  Generally, Nationwide will invoke this right when interest rates are low by historical standards.

The investment income earned by the fixed account will be allocated to the contracts at varying guaranteed interest rate(s) depending on the following categories of fixed account allocations:

•
New Money Rate – The rate credited on the fixed account allocation when the contract is purchased or when subsequent purchase payments are made.  Subsequent purchase payments may receive different New Money Rates than the rate when the contract was issued, since the New Money Rate is subject to change based on market conditions.

•
Variable Account to Fixed Rate – Allocations transferred from any of the underlying mutual funds in the variable account to the fixed account may receive a different rate.  The rate may be lower than the New Money Rate.  There may be limits on the amount and frequency of movements from the variable account to the fixed account.

•
Renewal Rate – The rate available for maturing fixed account allocations that are entering a new guarantee period.  The contract owner will be notified of this rate in a letter issued with the quarterly statements when any of the money in the contract owner’s fixed account matures.  At that time, the contract owner will have an opportunity to leave the money in the fixed account and receive the Renewal Rate or the contract owner can move the money to any of the underlying mutual fund options.

•	Dollar Cost Averaging – From time to time, Nationwide may offer a more favorable rate for an initial purchase payment into a new contract when used in conjunction with a Dollar Cost Averaging program.

All of these rates are subject to change on a daily basis; however, once applied to the fixed account, the interest rates are guaranteed until the end of the calendar quarter during which the 12 month anniversary of the fixed account allocation occurs.

Credited interest rates are annualized rates – the effective yield of interest over a one-year period.  Interest is credited to each contract on a daily basis.  As a result, the credited interest rate is compounded daily to achieve the stated effective yield.

The guaranteed rate for any purchase payment will be effective for not less than twelve months.  Nationwide guarantees that the rate will not be less than the minimum interest rate required by applicable state law.

Any interest in excess of the minimum interest rate required by applicable state law will be credited to fixed account allocations at Nationwide’s sole discretion.  The contract owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum interest rate required by applicable state law.

Nationwide guarantees that the fixed account contract value will not be less than the amount of the purchase payments allocated to the fixed account, plus interest credited as described above, less any applicable charges including CDSC.

The Contract in General

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs.  There are costs and charges associated with these benefits and advantages – costs and charges that are different, or do not exist at all, within other investment products.  With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates.

Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options.  This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.  Not all benefits, programs, features and investment options described in this prospectus are available or approved for use in every state.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

These contracts are offered to customers of various financial institutions and brokerage firms.  The individual financial institution or brokerage firm may limit the availability of certain features or optional benefits in accordance with their internal policies.  No financial institution or brokerage firm is responsible for the guarantees under the contracts.  Guarantees under the contracts are the sole responsibility of Nationwide.

In general, deferred variable annuities are long-term investments; they are not intended as short-term investments.  Accordingly, Nationwide has designed the contract to offer features, pricing, and investment options that encourage long-term ownership.  It is very important that contract owners and prospective contract owners understand all the costs associated with owning a contract, and if and how those costs change during the lifetime of the contract.  Contract and optional charges may not be the same in later contract years as they are in early contract years.  The various contract and optional benefit charges are assessed in order to compensate Nationwide for administrative services, distribution and operational expenses, and assumed actuarial risks associated with the contract.

Following is a discussion of some relevant factors that may be of particular interest to prospective investors.

Distribution, Promotional and Sales Expenses

Nationwide pays commissions to the firms that sell the contracts.  The maximum gross commission that Nationwide will pay on the sale of the contracts is 6.25% of purchase payments.  Note that the individual registered representatives typically receive only a portion of this amount; the remainder is retained by the firm.  Nationwide may also, instead of a premium-based commission, pay an asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two.

In addition to or partially in lieu of commission, Nationwide may also pay the selling firms a marketing allowance, which is based on the firm’s ability and demonstrated willingness to promote and market Nationwide's products.  How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products.  For more information on the exact compensation arrangement associated with this contract, please consult your registered representative.

Underlying Mutual Fund Payments

Nationwide’s Relationship with the Underlying Mutual Funds

The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The variable account aggregates contract owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.   The variable account (not the contract owners) is the underlying mutual fund shareholder.  When the variable account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  Nationwide incurs these expenses instead.

Nationwide also incurs the distribution costs of selling the contract (as discussed above), which benefit the underlying mutual funds by providing contract owners with sub-account options that correspond to the underlying mutual funds.

An investment adviser or subadviser of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the contract and may pay Nationwide or its affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the contract.

Types of Payments Nationwide Receives

In light of the above, the underlying mutual funds and their affiliates make certain payments to Nationwide or its affiliates (the “payments”).  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the contracts and other variable contracts Nationwide and its affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the contracts, paying expenses that Nationwide or its affiliates incur in promoting, marketing, and administering the contracts and the underlying mutual funds, and achieving a profit.

Nationwide or its affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund’s adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.

Furthermore, Nationwide benefits from assets invested in Nationwide’s affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because its affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

Nationwide took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the contracts (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, Nationwide would have imposed higher charges under the contract.

Amount of Payments Nationwide Receives

For the year ended December 31, 2006, the underlying mutual fund payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.65% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through this contract or other variable contracts that Nationwide and its affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments Nationwide and its affiliates receive depends on the assets of the underlying mutual funds attributable to the contract, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

For additional information related to amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Underlying Mutual Funds

Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor Nationwide considers during the identification process is whether the underlying mutual fund’s adviser or subadviser is one of our affiliates or whether the underlying mutual fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable contracts that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the contract in relation to its features and benefits when making your decision to invest.  Please note that higher contract and underlying mutual fund fees and charges have a direct effect on your investment performance.

Profitability

Nationwide does consider profitability when determining the charges in the contract.  In early contract years, Nationwide does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher.  Nationwide does, however, anticipate earning a profit in later contract years.  In general, Nationwide's profit will be greater the higher the investment return and the longer the contract is held.

Standard Charges and Deductions

Mortality and Expense Risk Charge

Nationwide deducts a mortality and expense risk charge from the variable account.  This amount is computed on a daily basis, and is equal to an annualized rate of 1.25% of the daily net assets of the variable account.

The Mortality Risk Charge compensates Nationwide for guaranteeing the annuity purchase rates of the contracts.  This guarantee ensures that the annuity purchase rates will not change regardless of the death rates of annuity payees or the general population.  The mortality risk charge also compensates Nationwide for risks assumed in connection with the standard death benefit, but only partially compensates Nationwide in connection with the two optional death benefits, for which there are separate charges.

The Expense Risk Charge compensates Nationwide for guaranteeing that charges will not increase regardless of actual expenses.

If the Mortality and Expense Risk charge is insufficient to cover actual expenses, the loss is borne by Nationwide.  Nationwide may realize a profit from this charge.

Administration Charge

Nationwide deducts an administration charge from the variable account.  This amount is computed on a daily basis and is equal to an annual rate of 0.15% of the daily net assets of the variable account.

The administration charge compensates Nationwide for expenses related to contract issuance and maintenance.

If this charge is insufficient to cover actual expenses, the loss is borne by Nationwide.

Contingent Deferred Sales Charge

No sales charge deduction is made from the purchase payments when amounts are deposited into the contracts.  However, if any part of the contract is surrendered, Nationwide will deduct a CDSC.  The CDSC will not exceed 7% of purchase payments surrendered.

The CDSC is calculated by multiplying the applicable CDSC percentage (noted below) by the amount of purchase payments surrendered.

For purposes of calculating the CDSC, surrenders are considered to come first from the oldest purchase payment made to the contract, then the next oldest purchase payment, and so forth.  Earnings are not subject to the CDSC, but may not be distributed prior to the distribution of all purchase payments.  (For tax purposes, a surrender is usually treated as a withdrawal of earnings first.)

The CDSC applies as follows:

Number of Completed Years From Date of Purchase Payment	CDSC Percentage
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7	0%

The CDSC is used to cover sales expenses, including commissions, production of sales material, and other promotional expenses.  If expenses are greater than the CDSC, the shortfall will be made up from Nationwide’s general account, which may indirectly include portions of the variable account charges, since Nationwide may generate a profit from these charges.

All or a portion of any withdrawal may be subject to federal income taxes.  Contract owners taking withdrawals prior to age 59½ may be subject to a 10% penalty tax.

Waiver of Contingent Deferred Sales Charge

Each contract year, the contract owner may withdraw without a CDSC the greater of:

(a)	10% of all purchase payments; or

(b)	any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

This CDSC-free privilege is non-cumulative.  Free amounts not taken during any given contract year cannot be taken as free amounts in a subsequent contract year.

In addition, no CDSC will be deducted:

(1)	upon the annuitization of contracts which have been in force for at least two years;

(2)	upon payment of a death benefit; or

(3)	from any values which have been held under a contract for at least 7 years.

No CDSC applies to transfers among sub-accounts or between or among the fixed account and the variable account.

The CDSC will not be eliminated if to do so would be unfairly discriminatory or prohibited by state law.

This contract is not designed for and does not support active trading strategies.  In order to protect investors in this contract that do not utilize such strategies, Nationwide may initiate certain exchange offers intended to provide contract owners that meet certain criteria with an alternate variable annuity designed to accommodate active trading.  If this contract is exchanged as part of an exchange offer, the exchange will be made on the basis of the relative net asset values of the exchanged contract.  Furthermore, no CDSC will be assessed on the exchanged assets and Nationwide will "tack" the contract’s CDSC schedule onto the new contract.  This means that the CDSC schedule will not start anew on the exchanged assets in the new contract; rather, the CDSC schedule from the exchanged contract will be applied to the exchanged assets both in terms of percentages and the number of completed contract years.  This enables the contract owner to exchange into the new contract without having to start a new CDSC schedule on exchanged assets.  However, if subsequent purchase payments are made to the new contract, they will be subject to any applicable CDSC schedule that is part of the new contract.

Premium Taxes

Nationwide will charge against the contract value any premium taxes levied by a state or other government entity.  Premium tax rates currently range from 0% to 5%.  This range is subject to change.  The method used to assess premium tax will be determined by Nationwide at its sole discretion in compliance with state law.

If applicable, Nationwide will deduct premium taxes from the contract either at:

(1)	the time the contract is surrendered;

(2)	annuitization; or

(3)	such earlier date as Nationwide becomes subject to premium taxes.

Premium taxes may be deducted from death benefit proceeds.

Short-Term Trading Fees

Some underlying mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a sub-account that occur within 60 days after the date of allocation to the sub-account.

Short-term trading fees are intended to compensate the underlying mutual fund (and contract owners with interests allocated in the underlying mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies.  Short-term trading fees are not intended to affect the large majority of contract owners not engaged in such strategies.

Any short-term trading fee assessed by any underlying mutual fund available in conjunction with the contracts described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading.  Short-term trading fees will only apply to those sub-accounts corresponding to underlying mutual funds that charge such fees (see the underlying mutual fund prospectus).  Any short-term trading fees paid are retained by the underlying mutual fund, not by Nationwide, and are part of the underlying mutual fund’s assets.  Contract owners are responsible for monitoring the length of time allocations are held in any particular underlying mutual fund.  Nationwide will not provide advance notice of the assessment of any applicable short-term trading fee.

For a complete list of the underlying mutual funds offered under the contract that assess (or reserve the right to assess) a short-term trading fee, please see "Underlying Mutual Fund Annual Expenses" earlier in this prospectus.

If a short-term trading fee is assessed, the underlying mutual fund will charge the variable account 1% of the amount determined to be engaged in short-term trading.  The variable account will then pass the short-term trading fee on to the specific contract owner that engaged in short-term trading by deducting an amount equal to the short-term trading fee from that contract owner’s sub-account value.  All such fees will be remitted to the underlying mutual fund; none of the fee proceeds will be retained by Nationwide or the variable account.

When multiple purchase payments (or exchanges) are made to a sub-account that is subject to short-term trading fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees.  In other words, units held the longest will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the short-term trading fees.  Transactions that are not subject to short-term trading fees include:

•	scheduled and systematic transfers, such as Dollar Cost Averaging, Asset Rebalancing, and Systematic Withdrawals;

•	contract loans or surrenders, including CDSC-free withdrawals;

•	transfers made upon annuitization of the contract;

•	surrenders of annuity units to make annuity payments; or

•	surrenders of accumulation units to pay a death benefit.

New share classes of certain currently available underlying mutual funds may be added as investment options under the contracts.  These new share classes may require the assessment of short-term trading or redemption fees.  When these new share classes are added, new purchase payment allocations and exchange reallocations to the underlying mutual funds in question may be limited to the new share class.

Optional Contract Benefits, Charges and Deductions

Upon annuitization of the contract, any amounts assessed for any optional benefits elected will be waived and only those charges applicable to the base contract will be assessed.

Optional Death Benefits

For contracts issued on or after the later of November 3, 1997, or the date on which state insurance authorities approve applicable contract modifications, if the contract owner chooses an optional death benefit, Nationwide will deduct an additional charge equal to an annual rate of either 0.05% or 0.10% of the daily net assets of the variable account, depending upon the options chosen.  Nationwide may realize a profit from the charge assessed for these options.  Further information about these benefits can be found in the "Death Benefit Payment" provision.  All of the following death benefit options may not be available in every state.

One-Year Step Up Death Benefit

If the annuitant dies before the annuitization date, the death benefit will be the greatest of:

(1)	the contract value;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest contract value on any contract anniversary before the annuitant’s 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

5% Enhanced Death Benefit

If the annuitant dies before the annuitization date, the death benefit will be the greater of:

(1)	the contract value; or

(2)
the total of all purchase payments, less any amounts surrendered, accumulated at 5% simple interest from the date of each purchase payment or surrender to the most recent contract anniversary prior to the annuitant’s 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received since that contract anniversary.

Long Term Care Facility Provisions

If the contract owner chooses an optional death benefit, no CDSC will be charged on withdrawals if:

•	the third contract anniversary has passed; and

•	the contract owner has been confined to a long-term care facility or hospital for a continuous 90-day period that began after the contract issue date.

Additionally, if the contract owner chooses an optional death benefit, no CDSC will be charged if:

•	the contract owner has been diagnosed by a physician at any time after contract issuance to have a terminal illness; and

•	Nationwide receives and records a letter from that physician indicating such diagnosis.

For those contracts that have a non-natural person as contract owner (e.g. a trust or corporation) for the benefit of a natural person, the annuitant may exercise the rights of the contract owner for the purposes described in this provision.  If the non-natural contract owner has not been established for the benefit of a natural person (e.g. the contract owner is a corporation or a trust for the benefit of an entity), the annuitant may not exercise the rights described in this provision.

Contract Ownership

The contract owner has all rights under the contract.  Purchasers who name someone other than themselves as the contract owner will have no rights under the contract.

Contract owners of Non-Qualified Contracts may name a new contract owner at any time before the annuitization date.  Any change of contract owner automatically revokes any prior contract owner designation.  Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes.

A change in contract ownership must be submitted in writing and recorded at Nationwide’s home office.  Once recorded, the change will be effective as of the date signed.  However, the change will not affect any payments made or actions taken by Nationwide before the change was recorded.

The contract owner may also request a change in the annuitant, contingent annuitant, contingent owner, beneficiary, or contingent beneficiary before the annuitization date.  These changes must be:

•	on a Nationwide form;

•	signed by the contract owner; and

•	received at Nationwide’s home office before the annuitization date.

Nationwide must review and approve any change requests.  If the contract owner is not a natural person and there is a change of the annuitant, distributions will be made as if the contract owner died at the time of the change.

On the annuitization date, the annuitant will become the contract owner, unless the contract owner is a Charitable Remainder Trust.

Joint Ownership

Joint owners each own an undivided interest in the contract.

Contract owners can name a joint owner at any time before annuitization subject to the following conditions:

•	joint owners can only be named for Non-Qualified Contracts;

•	joint owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal joint owners;

•	the exercise of any ownership right in the contract will generally require a written request signed by both joint owners;

•	Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either joint owner; and

•	an election in writing signed by both contract owners must be made to authorize Nationwide to allow the exercise of ownership rights independently by either joint owner.

Contingent Ownership

The contingent owner is entitled to certain benefits under the contract, if a contract owner who is not the annuitant dies before the annuitization date, and there is no surviving joint owner.

The contract owner may name or change a contingent owner at any time before the annuitization date.  To change the contingent owner, a written request must be submitted to Nationwide.  Once Nationwide has recorded the change, it will be effective as of the date it was signed, whether or not the contract owner was living at the time it was recorded.  The change will not affect any action taken by Nationwide before the change was recorded.

Annuitant

The annuitant is the person who will receive annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends.  This person must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for an annuitant of greater age.  The annuitant may be changed before the annuitization date with Nationwide’s consent.

Beneficiary and Contingent Beneficiary

The beneficiary is the person who is entitled to the death benefit if the annuitant dies before the annuitization date and there is no joint owner or contingent annuitant.  The contract owner can name more than one beneficiary.  Multiple beneficiaries will share the death benefit equally, unless otherwise specified.

The contract owner may change the beneficiary(ies) or contingent beneficiary(ies) during the annuitant’s lifetime by submitting a written request to Nationwide.  Once recorded, the change will be effective as of the date it was signed, whether or not the annuitant was living at the time it was recorded.  The change will not affect any action taken by Nationwide before the change was recorded.

Operation of the Contract

Minimum Initial and Subsequent Purchase Payments

Contract Type	Minimum Initial Purchase Payment	Minimum Subsequent Payments
IRA	$15,000	$1,000
Non-Qualified Contract	$15,000	$1,000
Roth IRA	$15,000	$1,000
Tax Sheltered Annuity	$15,000	$1,000
Investment-only Contract (Qualified Plan)	$15,000	$1,000

Subsequent purchase payments are not permitted in the State of New York.

Pricing

Initial purchase payments allocated to sub-accounts will be priced at the accumulation unit value determined no later than 2 business days after receipt of an order to purchase if the application and all necessary information are complete.  If the application is not complete, Nationwide may retain a purchase payment for up to 5 business days while attempting to complete it.  If the application is not completed within 5 business days, the prospective purchaser will be informed of the reason for the delay.  The purchase payment will be returned unless the prospective purchaser specifically allows Nationwide to hold the purchase payment until the application is completed.

Subsequent purchase payments will be priced based on the next available accumulation unit value after the payment is received. The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one annuitant cannot exceed $1,000,000 without Nationwide’s prior consent.

Except on the days listed below and on weekends, purchase payments, transfers and surrenders are priced every day.  Purchase payments will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:
• New Year’s Day	• Independence Day
• Martin Luther King, Jr. Day	• Labor Day
• Presidents’ Day	• Thanksgiving
• Good Friday	• Christmas
• Memorial Day

Nationwide also will not price purchase payments if:

(1)	trading on the New York Stock Exchange is restricted;

(2)	an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist.  If Nationwide is closed on days when the New York Stock Exchange is open, contract value may be affected since

Allocation of Purchase Payments

Nationwide allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner.  Shares of the underlying mutual funds allocated to the sub-accounts are purchased at net asset value, then converted into accumulation units.  Nationwide reserves the right to limit or refuse purchase payments allocated to the fixed account at its sole discretion.

Contract owners can change allocations or make exchanges among the sub-accounts and the fixed account.  However, no change may be made that would result in an amount less than 1% of the purchase payments being allocated to any sub-account.  Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

Determining the Contract Value

The contract value is the sum of:

(1)	the value of amounts allocated to the sub-accounts of the variable account; and

(2)	amounts allocated to the fixed account.

If part or all of the contract value is surrendered, or charges are assessed against the whole contract value, Nationwide will deduct a proportionate amount from each sub-account and the fixed account based on current cash values.

Determining Variable Account Value – Valuing an Accumulation Unit

Purchase payments or transfers allocated to sub-accounts are accounted for in accumulation units.  Accumulation unit values (for each sub-account) are determined by calculating the net investment factor for the underlying mutual funds for the current valuation period and multiplying that result with the accumulation unit values determined on the previous valuation period.

Nationwide uses the net investment factor as a way to calculate the investment performance of a sub-account from valuation period to valuation period.  For each sub-account, the net investment factor shows the investment performance of the underlying mutual fund in which a particular sub-account invests, including the charges assessed against that sub-account for a valuation period.

The net investment factor for any particular sub-account is determined by dividing (a) by (b), and then subtracting (c) from the result, where:

(a)	is the sum of:

(1)	the net asset value of the underlying mutual fund as of the end of the current valuation period; and

(2)	the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period);

(b)	is the net asset value of the underlying mutual fund determined as of the end of the preceding valuation period; and

(c)
is a factor representing the daily variable account charges, which may include charges for contract options chosen by the contract owner.  The factor is equal to an annualized rate ranging from 1.40% to 1.50% of the daily net assets of the variable account, depending on which contract features the contract owner chooses.

Based on the change in the net investment factor, the value of an accumulation unit may increase or decrease.  Changes in the net investment factor may not be directly proportional to changes in the net asset value of the underlying mutual fund shares because of the deduction of variable account charges.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

Determining Fixed Account Value

Nationwide determines the value of the fixed account by:

(1)	adding all amounts allocated to the fixed account, minus amounts previously transferred or withdrawn; and

(2)	adding any interest earned on the amounts allocated.

Transfers Prior to Annuitization

Transfers from the Fixed Account to the Variable Account

Contract owners may request to have fixed account allocations transferred to the variable account only upon reaching the end of an interest rate guarantee period.  Normally, Nationwide will permit 100% of such fixed account allocations to be transferred to the variable account; however Nationwide may, under certain economic conditions and at its discretion, limit the maximum transferable amount.  Under no circumstances will the maximum transferable amount be less than 10% of the fixed account allocation reaching the end of an interest rate guarantee period.  Transfers of the fixed account allocations must be made within 45 days after reaching the end of an interest rate guarantee period.

Contract owners who use dollar cost averaging may transfer from the fixed account to the variable account under the terms of that program (see "Dollar Cost Averaging").

Transfers to the Fixed Account

Contract owners may request to have variable account allocations transferred to the fixed account at any time.  Normally, Nationwide will not restrict transfers from the variable account to the fixed account; however, Nationwide may establish a maximum transfer limit from the variable account to the fixed account.  Except as noted below, the transfer limit will not be less than 10% of the current value of the variable account at the time the transfer is requested.  Nationwide also reserves the right to refuse transfers to the fixed account if the fixed account value is equal to or greater than 30% of the contract value at the time the transfer is requested.

Transfers Among the Sub-Accounts

A contract owner may request to transfer allocations among the sub-accounts at any time, subject to the terms and conditions imposed by the contract and the underlying mutual funds.

Transfers After Annuitization

After annuitization, transfers may only be made on the anniversary of the annuitization date.

Transfer Requests

Contract owners may submit transfer requests in writing, over the telephone, or via the internet.  Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine.  Nationwide may restrict or withdraw the telephone and/or internet transfer privilege at any time.

Generally, sub-account transfers will receive the accumulation unit value next determined after the transfer request is received.  However, if a contract that is limited to submitting transfer requests via U.S. mail submits a transfer request via the internet or telephone pursuant to Nationwide's one-day delay policy, the transfer will be executed on the next business day after the exchange request is received by Nationwide (see "Manager of Multiple Contracts").

Interest Rate Guarantee Period

The interest rate guarantee period is the period of time that the fixed account interest rate is guaranteed to remain the same.  Within 45 days of the end of an interest rate guarantee period, transfers may be made from the fixed account to the variable account.  Nationwide will determine the amount that may be transferred and will declare this amount at the end of the guarantee period.  This amount will not be less than 10% of the amount in the fixed account that is maturing.

For new purchase payments allocated to the fixed account, or transfers to the fixed account from the variable account, this period begins on the date of deposit or transfer and ends on the one year anniversary of the deposit or transfer.  The guaranteed interest rate period may last for up to 3 months beyond the 1-year anniversary because guaranteed terms end on the last day of a calendar quarter.

During an interest rate guarantee period, transfers cannot be made from the fixed account, and amounts transferred to the fixed account must remain on deposit.

Transfer Restrictions

Neither the contracts described in this prospectus nor the underlying mutual funds are designed to support active trading strategies that require frequent movement between or among sub-accounts (sometimes referred to as "market-timing" or "short-term trading").  A contract owner who intends to use an active trading strategy should consult his/her registered representative and request information on other Nationwide variable annuity contracts that offer underlying mutual funds that are designed specifically to support active trading strategies.

Nationwide discourages (and will take action to deter) short-term trading in this contract because the frequent movement between or among sub-accounts may negatively impact other investors in the contract.  Short-term trading can result in:

•	the dilution of the value of the investors’ interests in the underlying mutual fund;
•
underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this contract from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.

Nationwide makes no assurances that all risks associated with short-term trading will be completely eliminated by these processes and/or restrictions.

Nationwide cannot guarantee that its attempts to deter active trading strategies will be successful.  If we are unable to deter active trading strategies, the performance of the sub-accounts that are actively traded may be adversely impacted.

Redemption Fees

Some underlying mutual funds assess a short-term trading fee in connection with transfers from a sub-account that occur within 60 days after the date of the allocation to the sub-account.  The fee is assessed against the amount transferred and is paid to the underlying mutual fund.  Redemption fees compensate the underlying mutual fund for any negative impact on fund performance resulting from short-term trading.  For more information on short-term trading fees, please see the "Short-Term Trading Fees" provision.

U.S. Mail Restrictions

Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a contract may appear on these reports if the contract owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring on a given trading day (valuation period).  For example, if a contract owner executes multiple transfers involving 10 underlying mutual funds in one day, this counts as one transfer event.  A single transfer occurring on a given trading day and involving only 2 underlying mutual funds (or one underlying mutual fund if the transfer is made to or from the fixed account) will also count as one transfer event.

As a result of this monitoring process, Nationwide may restrict the method of communication by which transfer orders will be accepted.  In general, Nationwide will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
6 or more transfer events in one calendar quarter
Nationwide will mail a letter to the contract owner notifying them that:

(1)  they have been identified as engaging in harmful trading practices; and

(2)  if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the contract owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the contract owner to submitting transfer requests via U.S. mail.

Each January 1st, Nationwide will start the monitoring anew, so that each contract starts with 0 transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts

Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple contract owners.  These multi-contract advisers will generally be required by Nationwide to submit all transfer requests via U.S. mail.

Nationwide may, as an administrative practice, implement a "one-day delay" program for these multi-contract advisers, which they can use in addition to or in lieu of submitting transfer requests via U.S. mail.  The one-day delay option permits multi-contract advisers to continue to submit transfer requests via the internet or telephone.  However, transfer requests submitted by multi-contract advisers via the internet or telephone will not receive the next available accumulation unit value.  Rather, they will receive the accumulation unit value that is calculated on the following business day.  Transfer requests submitted under the one-day delay program are irrevocable.  Multi-contract advisers will receive advance notice of being subject to the one-day delay program.

Other Restrictions

Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect contract owners, annuitants, and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some contract owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.

Any restrictions that Nationwide implements will be applied consistently and uniformly.

Underlying Mutual Fund Restrictions and Prohibitions

Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any Nationwide contract owner;
(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request (“transaction information”); and
(3)
instruct Nationwide to restrict or prohibit further purchases or exchanges by contract owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide’s policies).

Nationwide is required to provide such transaction information to the underlying mutual funds upon their request.  In addition, Nationwide is required to restrict or prohibit further purchases or exchange requests upon instruction from the underlying mutual fund.  Nationwide and any affected contract owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or exchange requests.  If an underlying mutual fund refuses to accept a purchase or exchange request submitted by Nationwide, Nationwide will keep any affected contract owner in their current underlying mutual fund allocation.

Right to Revoke

Contract owners have a ten day "free look" to examine the contract.  The contract may be returned to Nationwide’s home office for any reason within ten days of receipt and Nationwide will refund the contract value or another amount required by law.  All IRA and Roth IRA refunds will be a return of purchase payments.  The refunded contract value will reflect the deduction of any contract charges, unless otherwise required by law.  State and/or federal law may provide additional free look privileges.

Liability of the variable account under this provision is limited to the contract value in each sub-account on the date of revocation. Any additional amounts refunded to the contract owner will be paid by Nationwide.

Surrender (Redemption)

Contract owners may surrender some or all of their contract value before the earlier of the annuitization date or the annuitant’s death.  Surrender requests must be in writing and Nationwide may require additional information.  When taking a full surrender, the contract must accompany the written request.  Nationwide may require a signature guarantee.

Nationwide will pay any amounts surrendered from the sub-accounts within 7 days.  However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer (see "Pricing").

Nationwide is required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to six months from the date of the surrender request.

Surrenders from the contract may be subject to federal income tax and/or a penalty tax.  See "Federal Income Taxes" in Appendix C.

Partial Surrenders (Partial Redemptions)

Nationwide will surrender accumulation units from the sub-accounts and an amount from the fixed account.  The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the surrender request.

A CDSC may apply.  The contract owner may direct Nationwide to deduct the CDSC from either:

(a)	the amount requested; or

(b)	the contract value remaining after the contract owner has received the amount requested.

If the contract owner does not make a specific election, any applicable CDSC will be taken from the contract value remaining after the contract owner has received the amount requested.

Partial Surrenders to Pay Investment Advisory Fees

Some contract owners utilize an investment advisor(s) to manage their assets, for which the investment advisor assesses a fee.  Investment advisors are not endorsed or affiliated with Nationwide and Nationwide makes no representation as to their qualifications.  The fees for these investment advisory services are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus.  Some contract owners authorize their investment advisor to take a partial surrender(s) from the contract in order to collect investment advisory fees.  Surrenders taken from this contract to pay advisory or investment management fees are subject to the CDSC provisions of the contract and may be subject to income tax and/or tax penalties.

Full Surrenders (Full Redemptions)

The contract value upon full surrender may be more or less than the total of all purchase payments made to the contract.  The contract value will reflect:

•	variable account charges;

•	underlying mutual fund charges;

•	the investment performance of the underlying mutual funds; and

•	amounts allocated to the fixed account and any interest credited.

A CDSC may apply.

Surrenders Under a Tax Sheltered Annuity

Contract owners of a Tax Sheltered Annuity may surrender part or all of their contract value before the earlier of the annuitization date or the annuitant’s death, except as provided below:

(A)
Contract value attributable to contributions made under a qualified cash or deferred arrangement (within the meaning of Internal Revenue Code Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Internal Revenue Code Section 402(g)(3)(C)), or transfers from a custodial account (described in Section 403(b)(7) of the Internal Revenue Code), may be surrendered only:

(1)	when the contract owner reaches age 59½, separates from service, dies, or becomes disabled (within the meaning of Internal Revenue Code Section 72(m)(7)); or

(2)
in the case of hardship (as defined for purposes of Internal Revenue Code Section 401(k)), provided that any such hardship surrender may not include any income earned on salary reduction contributions.

(B)	The surrender limitations described in Section A also apply to:

(1)	salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

(2)	earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

(3)	all amounts transferred from 403(b)(7) custodial accounts (except that earnings and employer contributions as of December 31, 1988 in such custodial accounts may be withdrawn in the case of hardship).

(C)
Any distribution other than the above, including a ten day free look cancellation of the contract (when available) may result in taxes, penalties, and/or retroactive disqualification of a Qualified Contract or Tax Sheltered Annuity.

In order to prevent disqualification of a Tax Sheltered Annuity after a ten day free look cancellation, Nationwide will transfer the proceeds to another Tax Sheltered Annuity upon proper direction by the contract owner.

These provisions explain Nationwide's understanding of current withdrawal restrictions.  These restrictions may change.

Distributions pursuant to Qualified Domestic Relations Orders will not violate the restrictions stated above.

Surrenders Under a Texas Optional Retirement Program or a Louisiana Optional Retirement Plan

Redemption restrictions apply to contracts issued under the Texas Optional Retirement Program or the Louisiana Optional Retirement Plan.

The Texas Attorney General has ruled that participants in contracts issued under the Texas Optional Retirement Program may only take withdrawals if:

•	the participant dies;
•	the participant retires;
•	the participant terminates employment due to total disability; or
•	the participant that works in a Texas public institution of higher education terminates employment.

A participant under a contract issued under the Louisiana Optional Retirement Plan may only take distributions from the contract upon retirement or termination of employment.  All retirement benefits under this type of plan must be paid as lifetime income; lump sum cash payments are not permitted, except for death benefits.

Due to the restrictions described above, a participant under either of these plans will not be able to withdraw cash values from the contract unless one of the applicable conditions is met.  However, contract value may be transferred to other carriers, subject to any CDSC.

Nationwide issues this contract to participants in the Texas Optional Retirement Program in reliance upon and in compliance with Rule 6c-7 of the Investment Company Act of 1940.  Nationwide issues this contract to participants in the Louisiana Optional Retirement Plan in reliance upon and in compliance with an exemptive order that Nationwide received from the SEC on August 22, 1990.

Loan Privilege

The loan privilege is only available to owners of Tax Sheltered Annuities.  Contract owners of Tax Sheltered Annuities may take loans from the contract value beginning 30 days after the contract is issued up to the annuitization date.  Loans are subject to the terms of the contract, the plan, and the Internal Revenue Code.  Nationwide may modify the terms of a loan to comply with changes in applicable law.

Minimum and Maximum Loan Amounts

Contract owners may borrow a minimum of $1,000, unless Nationwide is required by law to allow a lesser minimum amount.  Each loan must individually satisfy the contract minimum amount.

Nationwide will calculate the maximum nontaxable loan amount based upon information provided by the participant or the employer.  Loans may be taxable if a participant has additional loans from other plans.

The total of all outstanding loans must not exceed the following limits:

	Contract Values	Maximum Outstanding Loan Balance Allowed
Non-ERISA Plans	up to $20,000	up to 80% of contract value (not more than $10,000)
	$20,000 and over	up to 50% of contract value (not more than $50,000*)

ERISA Plans	All	up to 50% of contract value (not more than $50,000*)

*The $50,000 limits will be reduced by the highest outstanding balance owed during the previous 12 months.

For salary reduction Tax Sheltered Annuities, loans may be secured only by the contract value.

Maximum Loan Processing Fee

Nationwide may charge a loan processing fee at the time each new loan is processed.  The loan processing fee, if assessed, will not exceed $25 per loan transaction.  This fee compensates Nationwide for expenses related to administering and processing loans.

The fee is taken from the sub-accounts and the fixed account in proportion to the contract value at the time the loan is processed.

How Loan Requests are Processed

All loans are made from the collateral fixed account.  Nationwide transfers accumulation units in proportion to the assets in each sub-account to the collateral fixed account until the requested amount is reached.  If there are not enough accumulation units available in the contract to reach the requested loan amount, Nationwide then transfers contract value from the fixed account.  No CDSC will be deducted on transfers related to loan processing.

Loan Interest

The outstanding loan balance in the collateral fixed account is credited with interest until the loan is repaid in full.  The credited interest rate will be 2.25% less than the loan interest rate fixed by Nationwide.  The credited interest rate is guaranteed never to fall below the minimum interest rate required by applicable state law.

Specific loan terms are disclosed at the time of loan application or issuance.

Loan Repayment

Loans must be repaid in five years.  However, if the loan is used to purchase the contract owner’s principal residence, the contract owner has 15 years to repay the loan.

Contract owners must identify loan repayments as loan repayments or they will be treated as purchase payments and will not reduce the outstanding loan.  Payments must be substantially level and made at least quarterly.

Loan repayments will consist of principal and interest in amounts set forth in the loan agreement.  Repayments are allocated to the sub-accounts in accordance with the contract,

unless Nationwide and the contract owner have agreed to amend the contract at a later date on a case by case basis.

Distributions and Annuity Payments

Distributions made from the contract while a loan is outstanding will be reduced by the amount of the outstanding loan plus accrued interest if:

•	the contract is surrendered;

•	the contract owner/annuitant dies;

•	the contract owner who is not the annuitant dies prior to annuitization; or

•	annuity payments begin.

Transferring the Contract

Nationwide reserves the right to restrict any transfer of the contract while the loan is outstanding.

Grace Period and Loan Default

If a loan payment is not made when due, interest will continue to accrue.  A grace period may be available (please refer to the terms of the loan agreement).  If a loan payment is not made by the end of the applicable grace period, the entire loan will be treated as a deemed distribution and will be taxable to the borrower.  This deemed distribution may also be subject to an early withdrawal tax penalty by the Internal Revenue Service.

After default, interest will continue to accrue on the loan.  Defaulted amounts, plus interest, are deducted from the contract value when the participant is eligible for a distribution of at least that amount.  Additional loans are not available while a previous loan is in default.

Assignment

Contract rights are personal to the contract owner and may not be assigned without Nationwide’s written consent.

A Non-Qualified Contract owner may assign some or all rights under the contract.  An assignment must occur before annuitization while the annuitant is alive.  Once proper notice of assignment is recorded by Nationwide’s home office, the assignment will become effective as of the date the written request was signed.

Investment-only Contracts, IRAs, Roth IRAs, and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

Nationwide is not responsible for the validity or tax consequences of any assignment.  Nationwide is not liable for any payment or settlement made before the assignment is recorded.  Assignments will not be recorded until Nationwide receives sufficient direction from the contract owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned.  Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire contract value may cause the portion of the contract value exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

Contract Owner Services

Asset Rebalancing

Asset Rebalancing is the automatic reallocation of contract values to the sub-accounts on a predetermined percentage basis.  Asset Rebalancing is not available for assets held in the fixed account.  Each Asset Rebalancing reallocation is considered a transfer event.  Requests for Asset Rebalancing must be on a Nationwide form.  Once Asset Rebalancing is elected, it will only be terminated upon specific instructions from the contract owner; manual transfers will not automatically terminate the program.

Asset Rebalancing occurs every three months or on another frequency if permitted by Nationwide.  If the last day of the three-month period falls on a Saturday, Sunday, recognized holiday, or any other day when the New York Stock Exchange is closed, Asset Rebalancing will occur on the next business day.  Asset Rebalancing may be subject to employer limitations or restrictions for contracts issued to a Tax Sheltered Annuity plan.  Contract owners should consult a financial adviser to discuss the use of Asset Rebalancing.

Nationwide reserves the right to stop establishing new Asset Rebalancing programs.  Nationwide also reserves the right to assess a processing fee for this service.

Dollar Cost Averaging

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time.  It involves the automatic transfer of a specified amount from certain sub-accounts and/or the fixed account into other sub-accounts.  Nationwide does not guarantee that this program will result in profit or protect contract owners from loss.

Contract owners may direct Nationwide to automatically transfer specified amounts from the fixed account, the Fidelity VIP High Income Portfolio: Initial Class R and the Fidelity VIP Money Market Portfolio: Initial Class to any other underlying mutual fund.  Dollar Cost Averaging transfers may not be directed to the fixed account.

Transfers occur monthly or on another frequency if permitted by Nationwide.  Dollar Cost Averaging transfers are not considered transfer events.  Nationwide will process transfers until either the value in the originating investment option is exhausted, or the contract owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs.  Nationwide also reserves the right to assess a processing fee for this service.

Dollar Cost Averaging from the Fixed Account

Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested.  A dollar cost averaging program which transfers amounts from the fixed account to the variable account is not the same as an enhanced rate dollar cost averaging program.  Contract owners that wish to utilize dollar cost averaging from the fixed account should first inquire whether any enhanced rate dollar cost averaging programs are available. Nationwide is required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to six months from the date of the surrender request.

Enhanced Rate Dollar Cost Averaging

Nationwide may, from time to time, offer enhanced rate dollar cost averaging programs.  Only new purchase payments to the contract are eligible to participate in this program and the contract value must be $10,000 or more at the time the program is requested.  Dollar cost averaging transfers for this program may only be made from the fixed account.  Such enhanced rate dollar cost averaging programs allow the contract owner to earn a higher rate of interest on assets in the fixed account than would normally be credited when not participating in the program.  Each enhanced interest rate is guaranteed for as long as the corresponding program is in effect.  Nationwide will process transfers until either amounts in the enhanced rate fixed account are exhausted, or the contract owner instructs Nationwide in writing to stop the transfers.  For this program only, when a written request to discontinue transfers is received, Nationwide will automatically transfer the remaining amount in the enhanced rate fixed account to the VIP Money Market Portfolio.  Nationwide is required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to six months from the date of the surrender request.

Systematic Withdrawals

Systematic withdrawals allow contract owners to receive a specified amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis.  Requests for systematic withdrawals and requests to discontinue systematic withdrawals must be in writing.

The withdrawals will be taken from the sub-accounts and the fixed account proportionately unless Nationwide is instructed otherwise.

Nationwide will withhold federal income taxes from systematic withdrawals unless otherwise instructed by the contract owner.  The Internal Revenue Service may impose a 10% penalty tax if the contract owner is under age 59½ unless the contract owner has made an irrevocable election of distributions of substantially equal payments.

A CDSC may apply to amounts taken through systematic withdrawals.

If the contract owner takes systematic withdrawals, the maximum amount that can be withdrawn annually without a CDSC is the greatest of:

(1)	10% of all purchase payments made to the contract as of the withdrawal date;

(2)	an amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code; or

(3)	a percentage of the contract value based on the contract owner’s age, as shown in the table that follows:

Contract Owner’s Age	Percentage of Contract Value
Under age 59½	5%
Age 59½ through age 61	7%
Age 62 through age 64	8%
Age 65 through age 74	10%
Age 75 and over	13%

Contract value and contract owner’s age are determined as of the date the request for the withdrawal program is recorded by Nationwide’s home office.  For joint owners, the older joint owner’s age will be used.

If total amounts withdrawn in any contract year exceed the CDSC-free amount described above, those amounts will only be eligible for the 10% of purchase payment CDSC-free withdrawal privilege described in the "Contingent Deferred Sales Charge" section.  The total amount of CDSC for that contract year will be determined in accordance with that provision.

The CDSC-free withdrawal privilege for systematic withdrawals is non-cumulative.  Free amounts not taken during any contract year cannot be taken as free amounts in a subsequent contract year.

Nationwide reserves the right to stop establishing new systematic withdrawal programs.  Nationwide also reserves the right to assess a processing fee for this service.  Systematic withdrawals are not available before the end of the ten-day free look period (see "Right to Revoke").

Annuity Commencement Date

The annuity commencement date is the date on which annuity payments are scheduled to begin. The contract owner may change the annuity commencement date before annuitization.  This change must be in writing and approved by Nationwide.

Annuitizing the Contract

Annuitization Date

The annuitization date is the date that annuity payments begin.  The annuitization date will be the first day of a calendar month unless otherwise agreed.  The annuitization date must be at least 2 years after the contract is issued, but may not be later than either:

•	the age (or date) specified in your contract; or

•	the age (or date) specified by state law, where applicable.

If the contract is issued to fund a Tax Sheltered Annuity, annuitization may occur during the first 2 years subject to Nationwide’s approval.

The Internal Revenue Code may require that distributions be made prior to the annuitization dates specified above (see "Required Distributions" in Appendix C).

Annuitization

Annuitization is the period during which annuity payments are received.  It is irrevocable once payments have begun.  Upon arrival of the annuitization date, the annuitant must choose:

(1)	an annuity payment option; and

(2)	either a fixed payment annuity, variable payment annuity, or an available combination.

Nationwide guarantees that each payment under a fixed payment annuity will be the same throughout annuitization.  Under a variable payment annuity, the amount of each payment will vary with the performance of the underlying mutual funds chosen by the contract owner.

Fixed Payment Annuity

A fixed payment annuity is an annuity where the amount of the annuity payment remains level.

The first payment under a fixed payment annuity is determined on the annuitization date based on the annuitant’s age (in accordance with the contract) by:

(1)	deducting applicable premium taxes from the total contract value; then

(2)	applying the contract value amount specified by the contract owner to the fixed payment annuity table for the annuity payment option elected.

Subsequent payments will remain level unless the annuity payment option elected provides otherwise. Nationwide does not credit discretionary interest during annuitization.

VariablePayment Annuity

A variable payment annuity is an annuity where the amount of the annuity payments will vary depending on the performance of the underlying mutual funds selected.

The first payment under a variable payment annuity is determined on the annuitization date based on the annuitant’s age (in accordance with the contract) by:

(1)	deducting applicable premium taxes from the total contract value; then

(2)	applying the contract value amount specified by the contract owner to the variable payment annuity table for the annuity payment option elected.

The dollar amount of the first payment is converted into a set number of annuity units that will represent each monthly payment.  This is done by dividing the dollar amount of the first payment by the value of an annuity unit as of the annuitization date.  This number of annuity units remains fixed during annuitization.  After annuitization, transfers among sub-accounts may only be made on the anniversary of the annuitization date.

The second and subsequent payments are determined by multiplying the fixed number of annuity units by the annuity unit value for the valuation period in which the payment is due.  The amount of the second and subsequent payments will vary with the performance of the selected underlying mutual funds.  Nationwide guarantees that variations in mortality experience from assumptions used to calculate the first payment will not affect the dollar amount of the second and subsequent payments.

Value of an Annuity Unit

Annuity unit values for sub-accounts are determined by:

(1)	multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for the subsequent valuation period (see "Determining the Contract Value"); and then

(2)	multiplying the result from (1) by an interest factor to neutralize the assumed investment rate of 3.5% per year built into the purchase rate basis for variable payment annuities.

Assumed Investment Rate

An assumed investment rate is the percentage rate of return assumed to determine the amount of the first payment under a variable payment annuity.  Nationwide uses the assumed investment rate of 3.5% to calculate the first annuity payment and to calculate the investment performance of an underlying mutual fund in order to determine subsequent payments under a variable payment annuity.  An assumed investment rate is the percentage rate of return required to maintain level variable annuity payments.  Subsequent variable annuity payments may be more or less than the first payment based on whether actual investment performance of the underlying mutual funds is higher or lower than the assumed investment rate of 3.5%.

Exchanges Among the Underlying Mutual Funds

Exchanges among underlying mutual funds during annuitization must be requested in writing.  Exchanges may only be made on each anniversary of the annuitization date.

Frequency and Amount of Annuity Payments

Payments are made based on the annuity payment option selected, unless:

•	the amount to be distributed is less than $5,000, in which case Nationwide may make one lump sum payment of the contract value; or

•
an annuity payment would be less than $50, in which case Nationwide can change the frequency of payments to intervals that will result in payments of at least $50.  Payments will be made at least annually.

Annuity payments will generally be received within 7 to 10 days after each annuity payment date.

Annuity Payment Options

Contract owners must elect an annuity payment option before the annuitization date.  If the annuitant does not elect an annuity payment option, a variable payment life annuity with a guarantee period of 240 months will be assumed as the automatic form of payment upon annuitization.  Once elected or assumed, the annuity payment option may not be changed.

The annuity payment options are:

(1)
Life Annuity - An annuity payable periodically, but at least annually, for the lifetime of the annuitant.  Payments will end upon the annuitant’s death.  For example, if the annuitant dies before the second annuity payment date, the annuitant will receive only one annuity payment.  The annuitant will only receive two annuity payments if he or she dies before the third annuity payment date, and so on.

(2)
Joint and Survivor Annuity - An annuity payable periodically, but at least annually, during the joint lifetimes of the annuitant and a designated second individual.  If one of these parties dies, payments will continue for the lifetime of the survivor.  As is the case under option (1), there is no guaranteed number of payments.  Payments end upon the death of the last surviving party, regardless of the number of payments received.

(3)
Life Annuity with 120 or 240 Monthly Payments Guaranteed - An annuity payable monthly during the lifetime of the annuitant.  If the annuitant dies before all of the guaranteed payments have been made, payments will continue to the end of the guaranteed period and will be paid to a designee chosen by the annuitant at the time the annuity payment option was elected.

The designee may elect to receive the present value of the remaining guaranteed payments in a lump sum.  The present value will be computed as of the date Nationwide receives the notice of the annuitant’s death.

Not all of the annuity payment options may be available in all states.  Contract owners may request other options before the annuitization date.  These options are subject to Nationwide’s approval.

No distribution for Non-Qualified Contracts will be made until an annuity payment option has been elected.  IRAs and Tax Sheltered Annuities are subject to the "minimum distribution" requirements set forth in the plan, contract and the Internal Revenue Code.

Death Benefits

Death of Contract Owner - Non-Qualified Contracts

If a contract owner (including a joint owner) who is not the annuitant dies before the annuitization date, no death benefit is payable and the surviving joint owner becomes the contract owner.  If no joint owner is named, the contingent owner becomes the contract owner.  If no contingent owner is named, the last surviving contract owner’s estate becomes the contract owner.

If the contract owner and annuitant are the same, and the contract owner/annuitant dies before the annuitization date, the contingent owner will not have any rights in the contract unless the contingent owner is also the beneficiary.

Distributions under Non-Qualified Contracts will be made pursuant to the "Required Distributions for Non-Qualified Contracts" provision in Appendix C.

Death of Annuitant - Non-Qualified Contracts

If the annuitant who is not the contract owner dies before the annuitization date, a death benefit is payable to the beneficiary unless a contingent annuitant is named.  If a contingent annuitant is named, the contingent annuitant becomes the annuitant and no death benefit is payable.

If no beneficiary(ies) survives the annuitant, the contingent beneficiary(ies) receives the death benefit.  Contingent beneficiary(ies) will share the death benefit equally, unless otherwise specified.

If no beneficiary(ies) or contingent beneficiary(ies) survives the annuitant, the contract owner or the last surviving contract owner’s estate will receive the death benefit.

If the contract owner is a Charitable Remainder Trust and the annuitant dies before the annuitization date, the death benefit will accrue to the Charitable Remainder Trust.  Any designation in conflict with the Charitable Remainder Trust’s right to the death benefit will be void.

If the annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

Death of Contract Owner/Annuitant

If a contract owner who is also the annuitant dies before the annuitization date, a death benefit is payable according to the "Death of the Annuitant – Non-Qualified Contracts" provision.

If the contract owner/annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

How the Death Benefit Value is Determined

The beneficiary may elect to receive the death benefit:

(1)	in a lump sum;

(2)	as an annuity; or

(3)	in any other manner permitted by law and approved by Nationwide.

The beneficiary must notify Nationwide of this election within 60 days of the annuitant’s death.  If the recipient of the death benefit does not elect the form in which to receive the death benefit payment, Nationwide will pay the death benefit in a lump sum.  Contract value will continue to be allocated according to the most recent allocation instructions until the death benefit is paid.

The death benefit value is determined as of the date Nationwide receives:

(1)	proper proof of the annuitant’s death;

(2)	an election specifying the distribution method; and

(3)	any state required form(s).

Death Benefit Payments

Nationwide will pay (or will begin to pay) the death benefit upon receiving proof of death and the instructions as to the payment of the death benefit.

For contracts issued before the later of November 3, 1997 or the date state insurance authorities approve contract modifications, if the annuitant dies before his or her 86th birthday, the death benefit will be the greatest of:

(1)	the contract value;

(2)	the total of all purchase payments, less any amounts surrendered; or

(3)	the contract value as of the most recent five year contract anniversary, less any amounts surrendered since that five year anniversary.

If the annuitant dies on or after his or her 86th birthday, the death benefit will be the contract value.

For contracts issued on or after the later of November 3, 1997 or the date state insurance authorities approve contract modifications, contract owners may select one of three death benefits available under the contract at the time of application (not all death benefit options may be available in all states).  If no selection is made at the time of application, the death benefit will be the Five-Year Reset Death Benefit.

Five-Year Reset Death Benefit (Standard Contractual Death Benefit)

If the annuitant dies before the annuitization date, the death benefit will be the greatest of:

(a)	the contract value;

(b)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(c)
the contract value as of the most recent five year contract anniversary before the annuitant’s 86 th birthday, less an adjustment for amounts surrendered, plus purchase payments received after that five year contract anniversary.

One-Year Step Up Death Benefit

If the annuitant dies before the annuitization date, the death benefit will be the greatest of:

(1)	the contract value;
(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or
(3)
the highest contract value on any contract anniversary before the annuitant’s 86 th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

5% Enhanced Death Benefit

If the annuitant dies before the annuitization date, the death benefit will be the greater of:

(1)	the contract value; or

(2)
the total of all purchase payments, less any amounts surrendered, accumulated at 5% simple interest from the date of each purchase payment or surrender to the most recent contract anniversary prior to the annuitant’s 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received since that contract anniversary.

The adjustment for amounts surrendered will reduce item (2) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

The total accumulated amount will not exceed 200% of the net of purchase payments and amounts surrendered.  The adjustment for amounts subsequently surrendered after the most recent contract anniversary will reduce the 5% interest anniversary value in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

Death Benefit After Annuitization Date

For any death benefit option, if the annuitant dies after the annuitization date, payment will be determined based on the annuity payment option selected.

If the contract has multiple beneficiaries entitled to receive a portion of the death benefit, the contract value will continue to be allocated according to the most recent allocation instructions until the first beneficiary is paid.  After the first beneficiary is paid, the remaining contract value will be allocated to the available money market sub-account until instructions are received from the remaining beneficiary(ies).

Statements and Reports

Nationwide will mail contract owners statements and reports.  Therefore, contract owners should promptly notify Nationwide of any address change.

These mailings will contain:

•	statements showing the contract’s quarterly activity;

•
confirmation statements showing transactions that affect the contract's value.  Confirmation statements will not be sent for recurring transactions (i.e., Dollar Cost Averaging or salary reduction programs).  Instead, confirmation of recurring transactions will appear in the contract’s quarterly statements; and

•	semi-annual and annual reports of allocated underlying mutual funds.

Contract owners can receive information from Nationwide faster and reduce the amount of mail they receive by signing up for Nationwide’s eDelivery program.  Nationwide will notify contract owners by email when important documents (statements, prospectuses and other documents) are ready for a contract owner to view, print, or download from Nationwide’s secure server. To choose this option, go to www.nationwide.com/login.

Contract owners should review statements and confirmations carefully.  All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract.  Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.

IMPORTANT NOTICE REGARDING DELIVERY OF
SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple contract owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the contract owner(s).  Household delivery will continue for the life of the contracts.  Please call 1-866-223-0303 to resume regular delivery.  Please allow 30 days for regular delivery to resume.

Legal Proceedings

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business. It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. Nationwide does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than Nationwide.

The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the National Association of Securities Dealers and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. Nationwide has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by Nationwide. Nationwide has cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by Nationwide and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, the use of side agreements and finite reinsurance agreements, funding agreements issued to back MTN programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives. Related investigations and proceedings may be commenced in the future. Nationwide and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, the use of side agreements and finite reinsurance agreements, and funding agreements backing the Nationwide’s MTN program. Nationwide is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. These proceedings also could affect the outcome of one or more of Nationwide’s litigation matters. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on Nationwide in the future.

On November 15, 2006, Nationwide was named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc. The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period. The Class Period is from January 1, 1996 until the Class Notice is provided. The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds. The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest. On January 25, 2007, Nationwide filed a motion to dismiss.  Nationwide intends to defend this lawsuit vigorously.

On February 11, 2005, Nationwide was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees. On February 2, 2006, the Court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The Court certified a class consisting of all residents of the United States and the Virgin Islands who, during the Class Period, paid premiums on a modal basis to Nationwide for term life insurance policies issued by Nationwide during the Class Period that provide for guaranteed maximum premiums, excluding certain specified products. Excluded from the class are Nationwide; any parent, subsidiary or affiliate of Nationwide; all employees, officers and directors of Nationwide; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The Class Period is from February 10, 1990 through February 2, 2006, the date the class was certified. On January 26, 2007, the plaintiff filed a motion for summary judgment. Nationwide continues to defend this lawsuit vigorously.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. Nationwide removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation. In response, on May 13, 2005, the plaintiff filed a First Amended Complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of a Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity. The First Amended Complaint purports to disclaim, with respect to market timing or stale price trading in Nationwide’s annuities sub-accounts, any allegation based on Nationwide’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of Nationwide annuities or units in annuities sub-accounts. The plaintiff claims, in the alternative, that if Nationwide is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to Nationwide’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity. The First Amended Complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs. On June 1, 2006, the District Court granted Nationwide’s motion to dismiss the plaintiff’s complaint. On November 29, 2006, the plaintiff filed its appellate brief with the Fourth Circuit Court of Appeals contesting the District Court’s dismissal. Nationwide continues to defend this lawsuit vigorously.

On January 21, 2004, Nationwide was named in a lawsuit filed in the United States District Court for the Northern District of Mississippi entitled United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z. In its complaint, the plaintiff alleges that Nationwide and/or its affiliated life insurance companies caused the replacement of variable insurance policies and other financial products issued by United Investors with policies issued by the Companies. The plaintiff raises claims for (1) violations of the Federal Lanham Act, and common law unfair competition and defamation; (2) tortious interference with the plaintiff’s contractual relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W&R Insurance Agency, Inc., or with the plaintiff’s contractual relationships with its variable policyholders; (3) civil conspiracy; and (4) breach of fiduciary duty. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, a constructive trust and costs and disbursements, including attorneys’ fees. On December 30, 2005, Nationwide filed a motion for summary judgment. On June 15, 2006, the District Court granted Nationwide’s motion for summary judgment on all grounds and dismissed the plaintiff’s entire case with prejudice. The plaintiff appealed the District Court’s decision to the Fifth Circuit Court of Appeals. The appeal has been fully briefed, and Nationwide is awaiting a decision. Nationwide continues to defend this lawsuit vigorously.

On August 15, 2001, Nationwide was named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from Nationwide. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by Nationwide, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class. Nationwide’s motion to dismiss the plaintiffs’ fifth amended complaint is currently pending before the court. Nationwide continues to defend this lawsuit vigorously.

The general distributor, NISC, is not engaged in any litigation of any material nature.

Appendix A: Underlying Mutual Funds

The underlying mutual funds listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.

Please refer to the prospectus for each underlying mutual fund for more detailed information.

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2007
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class R
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	High level of current income.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Fidelity Variable Insurance Products Fund - VIP Money Market Portfolio: Initial Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Investments Money Management, Inc.
Investment Objective:	As high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Long-term capital growth.

Fidelity Variable Insurance Products Fund II - VIP Asset Manager Portfolio: Initial Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	High total return.

Fidelity Variable Insurance Products Fund II - VIP Asset Manager: Growth Portfolio: Initial Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Maximize total return.

Fidelity Variable Insurance Products Fund II - VIP Contrafund® Portfolio: Initial Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Long-term capital appreciation.

Fidelity Variable Insurance Products Fund II - VIP Index 500 Portfolio: Initial Class
Investment Adviser:	FMR
Sub-adviser:	Geode Capital Management, LLC
Investment Objective:	Total return.

Fidelity Variable Insurance Products Fund II - VIP Investment Grade Bond Portfolio: Initial Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Investments Money Management, Inc.
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund III - VIP Balanced Portfolio: Initial Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Investments Money Management, Inc.
Investment Objective:	Income and capital growth.

Fidelity Variable Insurance Products Fund III - VIP Growth & Income Portfolio: Initial Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	High total return.

Fidelity Variable Insurance Products Fund III - VIP Growth Opportunities Portfolio: Initial Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Capital growth.

Appendix B:  Condensed Financial Information

The following tables reflect accumulation unit values for the units of the sub-accounts.  As used in this appendix, the term "Period" is defined as a complete calendar year, unless otherwise noted.  Those Periods with an asterisk (*) reflect accumulation unit information for a partial year only.

The Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class R was added to the variable account on May 1, 2007.  Therefore, no Condensed Financial Information is available.

No Optional Death Benefits Elected
(variable account charges of 1.40% of the daily net assets of the variable account)
Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund – VIP Equity-Income Portfolio: Initial Class – Q/NQ	17.100638	20.267002	18.52%	1,370,061	2006
	16.381865	17.100638	4.39%	1,883,066	2005
	14.896851	16.381865	9.97%	2,414,517	2004
	11.592229	14.896851	28.51%	2,913,311	2003
	14.156023	11.592229	-18.11%	3,387,196	2002
	15.106920	14.156023	-6.29%	4,069,198	2001
	14.130390	15.106920	6.91%	3,882,248	2000
	13.477888	14.130390	4.84%	4,715,117	1999
	12.245396	13.477888	10.06%	4,522,264	1998

Fidelity Variable Insurance Products Fund – VIP Growth Portfolio: Initial Class – Q/NQ	14.804258	15.597468	5.36%	1,246,164	2006
	14.190931	14.804258	4.32%	1,809,848	2005
	13.922094	14.190931	1.93%	2,616,132	2004
	10.628317	13.922094	30.99%	3,519,563	2003
	15.422487	10.628317	-31.09%	4,182,437	2002
	18.995761	15.422487	-18.81%	5,960,258	2001
	21.640361	18.995761	-12.21%	7,489,252	2000
	15.969000	21.640361	35.51%	5,101,104	1999
	11.610523	15.969000	37.54%	3,147,851	1998

Fidelity Variable Insurance Products Fund – VIP High Income Portfolio: Initial Class – Q/NQ	11.115850	12.192317	9.68%	1,664,795	2006
	10.976756	11.115850	1.27%	2,363,456	2005
	10.158111	10.976756	8.06%	3,166,722	2004
	8.095108	10.158111	25.48%	4,093,238	2003
	7.936743	8.095108	2.00%	4,761,900	2002
	9.120099	7.936743	-12.98%	5,787,078	2001
	11.930180	9.120099	-23.55%	8,057,837	2000
	11.187199	11.930180	6.64%	11,059,477	1999
	11.859397	11.187199	-5.67%	12,800,840	1998

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund – VIP Money Market Portfolio: Initial Class – Q/NQ	12.301572	12.723059	3.43%	960,147	2006
	12.107279	12.301572	1.60%	1,064,672	2005
	12.132788	12.107279	-0.21%	1,403,203	2004
	12.183380	12.132788	-0.42%	1,968,105	2003
	12.150588	12.183380	0.27%	3,319,075	2002
	11.833100	12.150588	2.68%	4,628,056	2001
	11.285433	11.833100	4.85%	3,292,131	2000
	10.883253	11.285433	3.70%	4,611,877	1999
	10.065929	10.883253	8.12%	4,065,479	1998

Fidelity Variable Insurance Products Fund – VIP Overseas Portfolio: Initial Class – Q/NQ	16.388350	19.081173	16.43%	1,257,710	2006
	13.961227	16.388350	17.38%	1,573,841	2005
	12.460357	13.961227	12.05%	1,920,889	2004
	8.814379	12.460357	41.36%	2,350,188	2003
	11.213840	8.814379	-21.40%	2,866,878	2002
	14.428235	11.213840	-22.28%	3,912,704	2001
	18.088630	14.428235	-20.24%	4,932,146	2000
	12.862332	18.088630	40.63%	5,109,217	1999
	11.569690	12.862332	11.17%	5,585,894	1998

Fidelity Variable Insurance Products Fund II – VIP Asset Manager: Growth Portfolio: Initial Class – Q/NQ	13.441212	14.179562	5.49%	190,741	2006
	13.121142	13.441212	2.44%	264,806	2005
	12.556217	13.121142	4.50%	395,708	2004
	10.324912	12.556217	21.61%	475,279	2003
	12.396395	10.324912	-16.71%	536,122	2002
	13.577036	12.396395	-8.70%	716,843	2001
	15.730503	13.577036	-13.69%	861,064	2000
	13.841884	15.730503	13.64%	909,134	1999
	11.940378	13.841884	15.93%	876,090	1998

Fidelity Variable Insurance Products Fund II – VIP Asset Manager Portfolio: Initial Class – Q/NQ	14.484159	15.326940	5.82%	247,820	2006
	14.118235	14.484159	2.59%	343,659	2005
	13.576190	14.118235	3.99%	532,862	2004
	11.670962	13.576190	16.32%	667,790	2003
	12.968654	11.670962	-10.01%	751,105	2002
	13.714827	12.968654	-5.44%	905,729	2001
	14.477303	13.714827	-5.27%	1,115,257	2000
	13.216823	14.477303	9.54%	1,230,196	1999
	11.650850	13.216823	13.44%	1,049,594	1998

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund II – VIP Contrafund® Portfolio: Initial Class –Q/NQ	21.814066	24.029741	10.16%	1,863,314	2006
	18.918542	21.814066	15.31%	2,478,019	2005
	16.615554	18.918542	13.86%	2,982,897	2004
	13.117494	16.615554	26.67%	3,570,402	2003
	14.675949	13.117494	-10.62%	4,075,474	2002
	16.962632	14.675949	-13.48%	5,424,339	2001
	18.422344	16.962632	-7.92%	6,707,116	2000
	15.036722	18.422344	22.52%	6,071,379	1999
	11.732706	15.036722	28.16%	5,106,999	1998

Fidelity Variable Insurance Products Fund II – VIP Index 500 Portfolio: Initial Class – Q/NQ	15.930573	18.178915	14.11%	1,099,976	2006
	15.412633	15.930573	3.36%	1,514,254	2005
	14.131388	15.412633	9.07%	2,094,825	2004
	11.161105	14.131388	26.61%	2,597,784	2003
	14.558975	11.161105	-23.34%	2,881,955	2002
	16.800024	14.558975	-13.34%	4,016,315	2001
	18.785022	16.800024	-10.57%	4,530,411	2000
	15.809112	18.785022	18.82%	4,259,578	1999
	12.494291	15.809112	26.53%	3,479,661	1998

Fidelity Variable Insurance Products Fund II – VIP Investment Grade Bond Portfolio: Initial Class – Q/NQ	15.558397	16.008366	2.89%	873,167	2006
	15.440288	15.558397	0.76%	1,113,556	2005
	14.991569	15.440288	2.99%	1,553,787	2004
	14.452314	14.991569	3.73%	2,340,619	2003
	13.283557	14.452314	8.80%	3,450,937	2002
	12.421795	13.283557	6.94%	3,291,699	2001
	11.326409	12.421795	9.67%	2,965,084	2000
	11.609070	11.326409	-2.43%	3,487,348	1999
	10.817010	11.609070	7.32%	3,388,904	1998

Fidelity Variable Insurance Products Fund III – VIP Balanced Portfolio: Initial Class – Q/NQ	18.207189	20.054832	10.15%	1,427,374	2006
	17.458396	18.207189	4.29%	1,855,780	2005
	16.787652	17.458396	4.00%	2,416,716	2004
	14.462478	16.787652	16.08%	3,023,884	2003
	16.068810	14.462478	-10.00%	3,764,687	2002
	16.559606	16.068810	-2.96%	4,900,704	2001
	17.547850	16.559606	-5.63%	5,872,179	2000
	17.022798	17.547850	3.08%	7,788,648	1999
	14.675543	17.022798	15.99%	8,755,609	1998
	10.000000	11.234358	12.34%	3,416,997	1995*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund III – VIP Growth & Income Portfolio: Initial Class – Q/NQ	16.135809	18.007152	11.60%	689,648	2006
	15.203560	16.135809	6.13%	995,412	2005
	14.574525	15.203560	4.32%	1,469,101	2004
	11.942147	14.574525	22.04%	1,914,972	2003
	14.524988	11.942147	-17.78%	2,220,568	2002
	16.144665	14.524988	-10.03%	2,911,676	2001
	16.987037	16.144665	-4.69%	3,385,093	2000
	15.781386	16.987037	7.64%	3,863,839	1999
	12.350709	15.781386	27.78%	3,344,233	1998

Fidelity Variable Insurance Products Fund III – VIP Growth Opportunities Portfolio: Initial Class – Q/NQ	19.059879	19.818936	3.98%	3,216,784	2006
	17.751397	19.059879	7.37%	4,481,286	2005
	16.795600	17.751397	5.69%	5,865,216	2004
	13.115822	16.795600	28.06%	7,658,446	2003
	17.020363	13.115822	-22.94%	9,511,083	2002
	20.172772	17.020363	-15.63%	13,321,722	2001
	24.667851	20.172772	-18.22%	17,833,598	2000
	23.993138	24.667851	2.81%	25,447,799	1999
	19.527096	23.993138	22.87%	28,414,698	1998
	10.000000	13.069019	30.69%	11,095,627	1995*

Optional One-Year Step Up Death Benefit Elected
(variable account charges of 1.45% of the daily net assets of the variable account)
Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund – VIP Equity-Income Portfolio: Initial Class – Q/NQ	14.373528	17.026328	18.46%	38,936	2006
	13.776345	14.373528	4.33%	85,022	2005
	12.533878	13.776345	9.91%	123,810	2004
	9.758378	12.533878	28.44%	123,006	2003
	11.922646	9.758378	-18.15%	128,435	2002
	12.730017	11.922646	-6.34%	154,894	2001
	11.913142	12.730017	6.86%	187,086	2000
	11.368793	11.913142	4.79%	207,264	1999
	10.334399	11.368793	10.01%	143,214	1998

Fidelity Variable Insurance Products Fund – VIP Growth Portfolio: Initial Class – Q/NQ	12.731498	13.406871	5.30%	86,022	2006
	12.210218	12.731498	4.27%	138,797	2005
	11.984978	12.210218	1.88%	181,648	2004
	9.154131	11.984978	30.92%	195,092	2003
	13.290081	9.154131	-31.12%	198,800	2002
	16.377655	13.290081	-18.85%	240,907	2001
	18.667172	16.377655	-12.26%	447,316	2000
	13.781993	18.667172	35.45%	297,413	1999
	10.025497	13.781993	37.47%	133,287	1998

Fidelity Variable Insurance Products Fund – VIP High Income Portfolio: Initial Class – Q/NQ	9.452649	10.362802	9.63%	37,116	2006
	9.339088	9.452649	1.22%	80,835	2005
	8.646967	9.339088	8.00%	161,359	2004
	6.894367	8.646967	25.42%	119,668	2003
	6.762920	6.894367	1.94%	133,862	2002
	7.775236	6.762920	-13.02%	150,130	2001
	10.176069	7.775236	-23.59%	171,239	2000
	9.547168	10.176069	6.59%	203,248	1999
	10.125956	9.547168	-5.72%	154,310	1998

Fidelity Variable Insurance Products Fund – VIP Money Market Portfolio: Initial Class – Q/NQ	11.784544	12.182153	3.37%	10,023	2006
	11.604286	11.784544	1.55%	28,455	2005
	11.634636	11.604286	-0.26%	25,773	2004
	11.689079	11.634636	-0.47%	152,415	2003
	11.663532	11.689079	0.22%	177,315	2002
	11.364567	11.663532	2.63%	248,620	2001
	10.844055	11.364567	4.80%	94,187	2000
	10.462911	10.844055	3.64%	92,768	1999
	10.066783	10.462911	3.94%	149,066	1998

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund – VIP Overseas Portfolio: Initial Class – Q/NQ	13.958571	16.243925	16.37%	19,745	2006
	11.897310	13.958571	17.33%	50,925	2005
	10.623695	11.897310	11.99%	54,008	2004
	7.518950	10.623695	41.29%	40,523	2003
	9.570633	7.518950	-21.44%	42,534	2002
	12.320308	9.570633	-22.32%	62,839	2001
	15.453729	12.320308	-20.28%	76,976	2000
	10.994287	15.453729	40.56%	65,541	1999
	9.894400	10.994287	11.12%	48,076	1998

Fidelity Variable Insurance Products Fund II – VIP Asset Manager: Growth Portfolio: Initial Class – Q/NQ	11.480165	12.104661	5.44%	11,082	2006
	11.212463	11.480165	2.39%	13,597	2005
	10.735154	11.212463	4.45%	15,178	2004
	8.831934	10.735154	21.55%	15,729	2003
	10.609255	8.831934	-16.75%	17,695	2002
	11.625620	10.609255	-8.74%	23,764	2001
	13.476375	11.625620	-13.73%	25,683	2000
	11.864403	13.476375	13.59%	23,461	1999
	10.239737	11.864403	15.87%	27,444	1998

Fidelity Variable Insurance Products Fund II – VIP Asset Manager Portfolio: Initial Class – Q/NQ	12.640601	13.369357	5.77%	10,556	2006
	12.327496	12.640601	2.54%	21,098	2005
	11.860213	12.327496	3.94%	28,103	2004
	10.200970	11.860213	16.27%	33,852	2003
	11.340982	10.200970	-10.05%	44,739	2002
	11.999629	11.340982	-5.49%	48,699	2001
	12.673141	11.999629	-5.31%	54,932	2000
	11.575607	12.673141	9.48%	57,444	1999
	10.209261	11.575607	13.38%	32,492	1998

Fidelity Variable Insurance Products Fund II – VIP Contrafund® Portfolio: Initial Class –Q/NQ	18.428168	20.289665	10.10%	66,566	2006
	15.990164	18.428168	15.25%	106,761	2005
	14.050776	15.990164	13.80%	117,489	2004
	11.098298	14.050776	26.60%	124,115	2003
	12.423170	11.098298	-10.66%	133,573	2002
	14.366179	12.423170	-13.52%	170,532	2001
	15.610339	14.366179	-7.97%	254,589	2000
	12.747959	15.610339	22.45%	182,647	1999
	9.951886	12.747959	28.10%	118,880	1998

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund II – VIP Index 500 Portfolio: Initial Class – Q/NQ	13.118871	14.962815	14.06%	67,112	2006
	12.698760	13.118871	3.31%	100,088	2005
	11.649028	12.698760	9.01%	114,023	2004
	9.205181	11.649028	26.55%	122,337	2003
	12.013694	9.205181	-23.38%	132,507	2002
	13.870024	12.013694	-13.38%	159,178	2001
	15.516650	13.870024	-10.61%	203,665	2000
	13.065126	15.516650	18.76%	174,367	1999
	10.330898	13.065126	26.47%	91,737	1998

Fidelity Variable Insurance Products Fund II – VIP Investment Grade Bond Portfolio: Initial Class – Q/NQ	14.534850	14.947657	2.84%	29,217	2006
	14.431813	14.534850	0.71%	50,574	2005
	14.019511	14.431813	2.94%	72,042	2004
	13.522075	14.019511	3.68%	76,877	2003
	12.434847	13.522075	8.74%	101,660	2002
	11.634088	12.434847	6.88%	64,996	2001
	10.613518	11.634088	9.62%	55,274	2000
	10.883913	10.613518	-2.48%	66,413	1999
	10.146469	10.883913	7.27%	10,876	1998

Fidelity Variable Insurance Products Fund III – VIP Balanced Portfolio: Initial Class – Q/NQ	12.693334	13.974382	10.09%	10,416	2006
	12.177449	12.693334	4.24%	19,511	2005
	11.715543	12.177449	3.94%	31,733	2004
	10.097995	11.715543	16.02%	32,540	2003
	11.225264	10.097995	-10.04%	37,961	2002
	11.574021	11.225264	-3.01%	38,648	2001
	12.270926	11.574021	-5.68%	61,102	2000
	11.909803	12.270926	3.03%	102,797	1999
	10.272783	11.909803	15.94%	70,479	1998

Fidelity Variable Insurance Products Fund III – VIP Growth & Income Portfolio: Initial Class – Q/NQ	13.537939	15.100355	11.54%	19,476	2006
	12.762230	13.537939	6.08%	33,992	2005
	12.240411	12.762230	4.26%	68,420	2004
	10.034701	12.240411	21.98%	74,118	2003
	12.211208	10.034701	-17.82%	78,929	2002
	13.579820	12.211208	-10.08%	132,560	2001
	14.295582	13.579820	-5.01%	154,167	2000
	13.287693	14.295582	7.59%	153,521	1999
	10.404380	13.287693	27.71%	117,575	1998

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund III – VIP Growth Opportunities Portfolio: Initial Class – Q/NQ	10.102384	10.499396	3.93%	64,563	2006
	9.413600	10.102384	7.32%	139,840	2005
	8.911262	9.413600	5.64%	175,022	2004
	6.962409	8.911262	27.99%	187,805	2003
	9.039693	6.962409	-22.98%	191,834	2002
	10.719454	9.039693	-15.67%	250,183	2001
	13.114680	10.719454	-18.26%	328,826	2000
	12.762442	13.114680	2.76%	464,485	1999
	10.392122	12.762442	22.81%	341,678	1998

Maximum Optional 5% Enhanced Death Benefit Elected
(variable account charges of 1.50% of the daily net assets of the variable account)
Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund – VIP Equity-Income Portfolio: Initial Class – Q/NQ	14.314186	16.947453	18.40%	36,318	2006
	13.726398	14.314186	4.28%	51,930	2005
	12.494773	13.726398	9.86%	70,414	2004
	9.732886	12.494773	28.38%	71,345	2003
	11.897518	9.732886	-18.19%	73,278	2002
	12.709684	11.897518	-6.39%	71,430	2001
	11.900112	12.709684	6.80%	68,914	2000
	11.362118	11.900112	4.73%	59,406	1999
	10.333567	11.362118	9.95%	54,381	1998

Fidelity Variable Insurance Products Fund – VIP Growth Portfolio: Initial Class – Q/NQ	12.678940	13.344763	5.25%	44,123	2006
	12.165962	12.678940	4.22%	54,879	2005
	11.947602	12.165962	1.83%	62,950	2004
	9.130201	11.947602	30.86%	63,375	2003
	13.262071	9.130201	-31.16%	66,078	2002
	16.351497	13.262071	-18.89%	74,355	2001
	18.646776	16.351497	-12.31%	75,389	2000
	13.773906	18.646776	35.38%	68,415	1999
	10.024687	13.773906	37.40%	42,192	1998

Fidelity Variable Insurance Products Fund – VIP High Income Portfolio: Initial Class – Q/NQ	9.413616	10.314801	9.57%	38,215	2006
	9.305233	9.413616	1.16%	43,217	2005
	8.619983	9.305233	7.95%	49,229	2004
	6.876332	8.619983	25.36%	52,202	2003
	6.748658	6.876332	1.89%	54,717	2002
	7.762794	6.748658	-13.06%	59,071	2001
	10.164929	7.762794	-23.63%	64,359	2000
	9.541553	10.164929	6.53%	67,174	1999
	10.125138	9.541553	-5.76%	46,036	1998

Fidelity Variable Insurance Products Fund – VIP Money Market Portfolio: Initial Class – Q/NQ	11.735816	12.125642	3.32%	14,747	2006
	11.562155	11.735816	1.50%	22,978	2005
	11.598279	11.562155	-0.31%	24,928	2004
	11.658464	11.598279	-0.52%	25,016	2003
	11.638891	11.658464	0.17%	25,144	2002
	11.346346	11.638891	2.58%	41,069	2001
	10.832134	11.346346	4.75%	37,534	2000
	10.456715	10.832134	3.59%	49,021	1999
	10.065929	10.456715	3.88%	71,766	1998

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund – VIP Overseas Portfolio: Initial Class – Q/NQ	13.900964	16.168711	16.31%	16,737	2006
	11.854202	13.900964	17.27%	18,273	2005
	10.590569	11.854202	11.93%	20,167	2004
	7.499286	10.590569	41.22%	21,152	2003
	9.550445	7.499286	-21.48%	21,108	2002
	12.300620	9.550445	-22.36%	23,111	2001
	15.436822	12.300620	-20.32%	24,233	2000
	10.987826	15.436822	40.49%	15,948	1999
	9.893604	10.987826	11.06%	9,431	1998

Fidelity Variable Insurance Products Fund II – VIP Asset Manager: Growth Portfolio: Initial Class – Q/NQ	11.432724	12.048539	5.39%	7,322	2006
	11.171781	11.432724	2.34%	7,616	2005
	10.701637	11.171781	4.39%	7,762	2004
	8.808823	10.701637	21.49%	7,994	2003
	10.586882	8.808823	-16.79%	8,181	2002
	11.607029	10.586882	-8.79%	9,841	2001
	13.461613	11.607029	-13.78%	9,392	2000
	11.857417	13.461613	13.53%	9,917	1999
	10.238907	11.857417	15.81%	6,520	1998

Fidelity Variable Insurance Products Fund II – VIP Asset Manager Portfolio: Initial Class – Q/NQ	12.588399	13.307404	5.71%	1,815	2006
	12.282785	12.588399	2.49%	2,015	2005
	11.823194	12.282785	3.89%	8,019	2004
	10.174290	11.823194	16.21%	13,948	2003
	11.317060	10.174290	-10.10%	15,612	2002
	11.980443	11.317060	-5.54%	14,892	2001
	12.659254	11.980443	-5.36%	16,047	2000
	11.568800	12.659254	9.43%	16,139	1999
	10.208441	11.568800	13.33%	10,642	1998

Fidelity Variable Insurance Products Fund II – VIP Contrafund® Portfolio: Initial Class –Q/NQ	18.352053	20.195647	10.05%	28,419	2006
	15.932173	18.352053	15.19%	34,168	2005
	14.006921	15.932173	13.75%	35,313	2004
	11.069273	14.006921	26.54%	36,435	2003
	12.396983	11.069273	-10.71%	36,953	2002
	14.343222	12.396983	-13.57%	39,850	2001
	15.593260	14.343222	-8.02%	42,232	2000
	12.740463	15.593260	22.39%	35,989	1999
	9.951081	12.740463	28.03%	21,842	1998

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund II – VIP Index 500 Portfolio: Initial Class – Q/NQ	13.064662	14.893454	14.00%	36,236	2006
	12.652688	13.064662	3.26%	59,424	2005
	11.612663	12.652688	8.96%	63,463	2004
	9.181101	11.612663	26.48%	61,972	2003
	11.988361	9.181101	-23.42%	62,561	2002
	13.847864	11.988361	-13.43%	72,467	2001
	15.499687	13.847864	-10.66%	73,250	2000
	13.057468	15.499687	18.70%	59,044	1999
	10.330070	13.057468	26.40%	27,002	1998

Fidelity Variable Insurance Products Fund II – VIP Investment Grade Bond Portfolio: Initial Class – Q/NQ	14.474832	14.878408	2.79%	16,969	2006
	14.379491	14.474832	0.66%	20,355	2005
	13.975777	14.379491	2.89%	22,529	2004
	13.486744	13.975777	3.63%	25,063	2003
	12.408647	13.486744	8.69%	25,085	2002
	11.615489	12.408647	6.83%	28,454	2001
	10.601902	11.615489	9.56%	29,771	2000
	10.877515	10.601902	-2.53%	18,814	1999
	10.145651	10.877515	7.21%	6,850	1998

Fidelity Variable Insurance Products Fund III – VIP Balanced Portfolio: Initial Class – Q/NQ	12.640884	13.909584	10.04%	7,883	2006
	12.133277	12.640884	4.18%	9,612	2005
	11.678968	12.133277	3.89%	11,052	2004
	10.071577	11.678968	15.96%	12,729	2003
	11.201595	10.071577	-10.09%	12,118	2002
	11.555522	11.201595	-3.06%	24,064	2001
	12.257491	11.555522	-5.73%	23,036	2000
	11.902806	12.257491	2.98%	22,552	1999
	10.271954	11.902806	15.88%	8,804	1998

Fidelity Variable Insurance Products Fund III – VIP Growth & Income Portfolio: Initial Class – Q/NQ	13.482057	15.030422	11.48%	12,966	2006
	12.715976	13.482057	6.02%	18,124	2005
	12.202238	12.715976	4.21%	24,620	2004
	10.008474	12.202238	21.92%	28,822	2003
	12.185475	10.008474	-17.87%	26,625	2002
	13.558120	12.185475	-10.12%	40,331	2001
	14.279936	13.558120	-5.05%	41,235	2000
	13.279886	14.279936	7.53%	41,588	1999
	10.403545	13.279886	27.65%	9,027	1998

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund III – VIP Growth Opportunities Portfolio: Initial Class – Q/NQ	10.060671	10.450759	3.88%	41,712	2006
	9.379466	10.060671	7.26%	54,320	2005
	8.883453	9.379466	5.58%	94,316	2004
	6.944197	8.883453	27.93%	96,979	2003
	9.020627	6.944197	-23.02%	100,295	2002
	10.702308	9.020627	-15.71%	135,413	2001
	13.100322	10.702308	-18.31%	147,881	2000
	12.754941	13.100322	2.71%	161,121	1999
	10.391285	12.754941	22.75%	118,332	1998

Appendix C: Contract Types and Tax Information

Types of Contracts

The contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Internal Revenue Code.  The following is a general description of the various types of contracts.  Eligibility requirements, tax benefits (if any), limitations, and other features of the contracts will differ depending on the type of contract.

Investment Only (Qualified Plans)

Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan.  The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a Qualified Plan.

Individual Retirement Annuities (IRAs)

IRAs are contracts that satisfy the provisions of Section 408(b) of the Internal Revenue Code, including the following requirements:

•	the contract is not transferable by the owner;

•	the premiums are not fixed;

•
if the contract owner is younger than age 50, the annual premium cannot exceed $4,000; if the contract owner is age 50 or older, the annual premium cannot exceed $5,000 (although rollovers of greater amounts from qualified plans, Tax Sheltered Annuities and other IRAs can be received);

•	certain minimum distribution requirements must be satisfied after the owner attains the age of 70½;

•	the entire interest of the owner in the contract is nonforfeitable; and

•	after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Depending on the circumstance of the owner, all or a portion of the contributions made to the account may be deducted for federal income tax purposes.

Failure to make the mandatory distributions can result in an additional penalty tax of 50% of the excess of the amount required to be distributed over the amount that was actually distributed.

IRAs may receive rollover contributions from other Individual Retirement Accounts, other Individual Retirement Annuities, Tax Sheltered Annuities, certain 457 governmental plans and qualified retirement plans (including 401(k) plans).

When the owner of an IRA attains the age of 70½, the Internal Revenue Code requires that certain minimum distributions be made.  In addition, upon the death of the owner of an IRA, mandatory distribution requirements are imposed by the Internal Revenue Code to ensure distribution of the entire contract value within the required statutory period.  Due to recent changes in Treasury Regulations, the amount used to compute the mandatory distributions may exceed the contract value.

For further details regarding IRAs, please refer to the disclosure statement provided when the IRA was established.

Non-Qualified Contracts

A Non-Qualified Contract is a contract that does not qualify for certain tax benefits under the Internal Revenue Code, and which is not an IRA, a Roth IRA, a SEP IRA, a Simple IRA, or a Tax Sheltered Annuity.

Upon the death of the owner of a Non-Qualified Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required period.

Non-Qualified contracts that are owned by natural persons allow the deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed.  Non-Qualified contracts that are owned by non-natural persons, such as trusts, corporations and partnerships are generally subject to current income tax on the gain earned inside the contract, unless the nonnatural person owns the contract as an “agent” of a natural person.

Roth IRAs

Roth IRA contracts are contracts that satisfy the provisions of Section 408A of the Internal Revenue Code, including the following requirements:

•	the contract is not transferable by the owner;

•	the premiums are not fixed;

•
if the contract owner is younger than age 50, the annual premium cannot exceed $4,000; if the contract owner is age 50 or older, the annual premium cannot exceed $5,000 (although rollovers of greater amounts from other Roth IRAs and IRAs can be received);

•	the entire interest of the owner in the contract is nonforfeitable; and

•	after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

A Roth IRA can receive a rollover from an IRA; however, the amount rolled over from the IRA to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover, and will be subject to federal income tax.

There are income limitations on eligibility to participate in a Roth IRA and additional income limitations for eligibility to rollover amounts from an IRA to a Roth IRA.

For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established.

Tax Sheltered Annuities

Certain tax-exempt organizations (described in section 501(c)(3) of the Internal Revenue Code) and public school systems may establish a plan under which annuity contracts can be purchased for their employees.  These annuity contracts are often referred to as Tax Sheltered Annuities.

Purchase payments made to Tax Sheltered Annuities are excludable from the income of the employee, up to statutory maximum amounts.  These amounts should be set forth in the plan adopted by the employer.

Tax Sheltered Annuities may receive rollover contributions from Individual Retirement Accounts, Individual Retirement Annuities, other Tax Sheltered Annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).

The owner's interest in the contract is nonforfeitable (except for failure to pay premiums) and cannot be transferred.

When the owner of a Tax Sheltered Annuity attains the age of 70½, the Internal Revenue Code requires that certain minimum distributions be made.  Due to recent changes in Treasury Regulations, the amount used to compute the minimum distributions may exceed the contract value.  In addition, upon the death of the owner of a Tax Sheltered Annuity, mandatory distribution requirements are imposed by the Internal Revenue Code to ensure distribution of the entire contract value within the required statutory period.

Federal Tax Considerations

Federal Income Taxes

The tax consequences of purchasing a contract described in this prospectus will depend on:

•	the type of contract purchased;

•	the purposes for which the contract is purchased; and

•	the personal circumstances of individual investors having interests in the contracts.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation.  Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

Representatives of the Internal Revenue Service have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the Internal Revenue Service issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment.  The Internal Revenue Service has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment.  The revenue ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment under Section 72 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

If the contract is purchased as an investment of certain retirement plans (such as qualified retirement plans, Individual Retirement Accounts, and custodial accounts as described in Sections 401, 408(a), and 403(b)(7) of the Internal Revenue Code), tax advantages enjoyed by the contract owner and/or annuitant may relate to participation in the plan rather than ownership of the annuity contract.  Such plans are permitted to purchase investments other than annuities and retain tax-deferred status.

The following is a brief summary of some of the federal income tax considerations related to the contracts.  In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes.  The tax rules across all states and localities are not uniform and therefore will not be discussed in this prospectus.  Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed.  Nothing in this prospectus should be considered to be tax advice.  Contract owners and prospective contract owners should consult a financial consultant, tax adviser or legal counsel to discuss the taxation and use of the contracts.

IRAs

Distributions from IRAs are generally taxed as ordinary income when received.  If any of the amount contributed to the Individual Retirement Annuity was nondeductible for federal income tax purposes, then a portion of each distribution is excludable from income.

If distributions of income from an IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to both the regular income tax and an additional penalty tax of 10% is generally applicable.  The 10% penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

•	used for qualified higher education expenses; or

•	used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Roth IRAs

Distributions of earnings from Roth IRAs are taxable or nontaxable depending upon whether they are "qualified distributions" or "non-qualified distributions."  A "qualified distribution" is one that satisfies the five-year rule and meets one of the following requirements:

•	it is made on or after the date on which the contract owner attains age 59½;

•	it is made to a beneficiary (or the contract owner’s estate) on or after the death of the contract owner;

•	it is attributable to the contract owner’s disability; or

•	it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.

The five-year rule generally is satisfied if the distribution is not made within the five year period beginning with the first taxable year in which a contribution is made to any Roth IRA established for the owner.

A qualified distribution is not included in gross income for federal income tax purposes.

A non-qualified distribution is not includable in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA.  Any non-qualified distribution in excess of total contributions is includable in the contract owner’s gross income as ordinary income in the year that it is distributed to the contract owner.

Special rules apply for Roth IRAs that have proceeds received from an IRA prior to January 1, 1999 if the owner elected the special 4-year income averaging provisions that were in effect for 1998.

If non-qualified distributions of income from a Roth IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to both the regular income tax and an additional penalty tax of 10%.  The penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

•	for qualified higher education expenses; or

•	used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Tax Sheltered Annuities

Distributions from Tax Sheltered Annuities are generally taxed when received.  A portion of each distribution after the annuitization date is excludable from income based on a formula established pursuant to the Internal Revenue Code.  The formula excludes from income the amount invested in the contract divided by the number of anticipated payments until the full investment in the contract is recovered.  Thereafter all distributions are fully taxable.

If a distribution of income is made from a Tax Sheltered Annuity prior to the date that the owner attains the age of 59½ years, the income is subject to both the regular income tax and an additional penalty tax of 10%.  The penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary; or

•	made to the owner after separation from service with his or her employer after age 55.

A loan from a Tax Sheltered Annuity generally is not considered to be a distribution, and is therefore generally not taxable.  However, if the loan is not repaid in accordance with the repayment schedule, the entire balance of the loan would be treated as being in default, and the defaulted amount would be treated as being distributed to the participant as a taxable distribution.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Non-Qualified Contracts - Natural Persons as Contract Owners

Generally, the income earned inside a Non-Qualified Annuity Contract that is owned by a natural person is not taxable until it is distributed from the contract.

Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner’s investment in the contract at the time of the distribution.  In general, the investment in the contract is equal to the purchase payment made with after-tax dollars.  Distributions, for this purpose, include full and partial surrenders, any portion of the contract that is assigned or pledged, amounts borrowed from the contract, or any portion of the contract that is transferred by gift.  For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income.  The amount excludable is based on the ratio between the contract owner’s investment in the contract and the expected return on the contract.  Once the entire investment in the contract is recovered, all distributions are fully includable in income.  The maximum amount excludable from income is the investment in the contract.  If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.

In determining the taxable amount of a distribution, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.

A special rule applies to distributions from contracts that have investments that were made prior to August 14, 1982.  For those contracts, distributions that are made prior to the annuitization date are treated first as a recovery of the investment in the contract as of that date.  A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.

The Internal Revenue Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59½.  The amount of the penalty is 10% of the portion of any distribution that is includable in gross income.  The penalty tax does not apply if the distribution is:

•	the result of a contract owner’s death;

•	the result of a contract owner’s disability, (as defined in the Internal Revenue Code);

•
one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner; or

•	is allocable to an investment in the contract before August 14, 1982.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Non-Qualified Contracts - Non-Natural Persons as Contract Owners

The previous discussion related to the taxation of Non-Qualified Contracts owned by individuals.  Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts under the Internal Revenue Code.  Therefore, income earned under a Non-Qualified Contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned.  Taxation is not deferred, even if the income is not distributed out of the contract.  The income is taxable as ordinary income, not capital gain.

The non-natural persons rules do not apply to all entity-owned contracts.  For purposes of the rule that annuity contracts that are owned by non-natural persons are not treated as annuity contracts for tax purposes, a contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual.  This would cause the contract to be treated as an annuity under the Internal Revenue Code, allowing tax deferral.  However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural persons rules also do not apply to contracts that are:

•	acquired by the estate of a decedent by reason of the death of the decedent;

•	issued in connection with certain qualified retirement plans and individual retirement plans;

•	purchased by an employer upon the termination of certain qualified retirement plans; or

•	immediate annuities within the meaning of Section 72(u) of the Internal Revenue Code.

If the annuitant dies before the contract is completely distributed, the balance may be included in the annuitant’s gross estate for tax purposes, depending on the obligations that the non-natural owner may have owed to the annuitant.

Withholding

Pre-death distributions from the contracts are subject to federal income tax.  Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise.  If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:

•
the distribution is made directly to another Tax Sheltered Annuity, qualified pension or profit-sharing plan described in section 401(a), an eligible deferred compensation plan described in section 457(b) which is maintained by an eligible employer described in section 457(e)(1)(A) or IRA; or

•	the distribution satisfies the minimum distribution requirements imposed by the Internal Revenue Code.

In addition, under some circumstances, the Internal Revenue Code will not permit contract owners to waive withholding.  Such circumstances include:

•	if the payee does not provide Nationwide with a taxpayer identification number; or

•	if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.

If a contract owner is prohibited from waiving withholding, as described above, the distribution will be subject to mandatory back-up withholding.  The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the amount of income that is distributed.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed.  Nationwide is required to withhold this amount and send it to the Internal Revenue Service.  Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies.  In order to obtain the benefits of such a treaty, the non-resident alien must:

(1)	provide Nationwide with a properly completed withholding certificate claiming the treaty benefit of a lower tax rate or exemption from tax; and

(2)	provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another exemption from the 30% withholding is for the non-resident alien to provide Nationwide with sufficient evidence that:

(1)	the distribution is connected to the non-resident alien’s conduct of business in the United States;

(2)	the distribution is includable in the non-resident alien’s gross income for United States federal income tax purposes; and

(3)	provide Nationwide with a properly completed withholding certificate claiming the exemption.

Note that these distributions would be subject to the same withholding rules that are applicable to payments to United States persons, including back-up withholding, which is currently at a rate of 28%, if a correct taxpayer identification number is not provided.

Federal Estate, Gift and Generation Skipping Transfer Taxes

The following transfers may be considered a gift for federal gift tax purposes:

•	a transfer of the contract from one contract owner to another; or

•	a distribution to someone other than a contract owner.

Upon the contract owner’s death, the value of the contract may be subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.

Section 2612 of the Internal Revenue Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any.  A direct skip is when property is transferred to, or a death benefit or other distribution is made to:

a)	an individual who is two or more generations younger than the contract owner; or

b)	certain trusts, as described in Section 2613 of the Internal Revenue Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the contract owner).

If the contract owner is not an individual, then for this purpose only, "contract owner" refers to any person:

•	who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or

•	who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.

If a transfer is a direct skip, Nationwide will deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

Charge for Tax

Nationwide is not required to maintain a capital gain reserve liability on Non-Qualified Contracts.  If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.

Diversification

Internal Revenue Code Section 817(h) contains rules on diversification requirements for variable annuity contracts.  A variable annuity contract that does not meet these diversification requirements will not be treated as an annuity, unless:

•	the failure to diversify was accidental;

•	the failure is corrected; and

•	a fine is paid to the Internal Revenue Service.

The amount of the fine will be the amount of tax that would have been paid by the contract owner if the income, for the period the contract was not diversified, had been received by the contract owner.

If the violation is not corrected, the contract owner will be considered the owner of the underlying securities and will be taxed on the earnings of his or her contract.  Nationwide believes that the investments underlying this contract meet these diversification requirements.

Tax Changes

The foregoing tax information is based on Nationwide’s understanding of federal tax laws.  It is NOT intended as tax advice.  All information is subject to change without notice.  You should consult with your personal tax and/or financial adviser for more information.

In 2001, the Economic Growth and Tax Relief Reconciliation Act (EGTRRA) was enacted.  EGTRRA made numerous changes to the Internal Revenue Code, including the following:

    • generally lowering federal income tax rates;

•	increasing the amounts that may be contributed to various retirement plans, such as IRAs, Tax Sheltered Annuities and Qualified Plans;

•	increasing the portability of various retirement plans by permitting IRAs, Tax Sheltered Annuities, Qualified Plans and certain governmental 457 plans to "roll" money from one plan to another;

•	eliminating and/or reducing the highest federal estate tax rates;

•	increasing the estate tax credit; and

•	for persons dying after 2009, repealing the estate tax.

In 2006, the Pension Protection Act of 2006 made permanent the EGTRRA provisions noted above that increase the amounts that may be contributed to various retirement plans and that increase the portability of various retirement plans. However,  all of the other changes resulting from EGTRRA are scheduled to "sunset," or become ineffective, after December 31, 2010 unless they are extended by additional legislation.  If changes resulting from EGTRRA are not extended, beginning January 1, 2011, the Internal Revenue Code will be restored to its pre-EGTRRA form.

This creates uncertainty as to future tax requirements and implications.  Please consult a qualified tax or financial adviser for further information relating to EGTRRA and other tax issues.

Required Distributions

Any distribution paid that is NOT due to payment of the death benefit may be subject to a CDSC.

The Internal Revenue Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus.  Following is an overview of the required distribution rules applicable to each type of contract.  Please consult a qualified tax or financial adviser for more specific required distribution information.

Required Distributions – General Information

In general, a beneficiary is an individual or other entity that the contract owner designates to receive death proceeds upon the contract owner’s death.  The distribution rules in the Internal Revenue Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made from IRAs, Roth IRAs and Tax Sheltered Annuities after the death of the annuitant, or that are made from Non-Qualified Contracts after the death of the contract owner.  A designated beneficiary is a natural person who is designated by the contract owner as the beneficiary under the contract.  Non-natural beneficiaries (e.g. charities or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.

Life expectancies and joint life expectancies will be determined in accordance with the relevant guidance provided by the Internal Revenue Service and the Treasury Department, including but not limited to Treasury Regulation 1.72-9 and Treasury Regulation 1.401(a)(9)-9.

Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner.  How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries.  For Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner’s death.  For contracts other than Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until December 31 of the year following the contract owner’s death.  If there is more than one beneficiary, the life expectancy of the beneficiary with the shortest life expectancy is used to determine the distribution period.  Any beneficiary that is not a designated beneficiary has a life expectancy of zero.

Required Distributions for Non-Qualified Contracts

Internal Revenue Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies.  The following distributions will be made in accordance with the following requirements:

(1)
If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.

(2)
If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the contract owner’s death, provided however:

(a)
any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary.  Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and

(b)
if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit.  Any distributions required under these distribution rules will be made upon that spouse’s death.

In the event that the contract owner is not a natural person (e.g., a trust or corporation), for purposes of these distribution provisions:

(a)	the death of the annuitant will be treated as the death of a contract owner;

(b)	any change of annuitant will be treated as the death of a contract owner; and

(c)	in either case, the appropriate distribution will be made upon the death or change, as the case may be.

These distribution provisions do not apply to any contract exempt from Section 72(s) of the Internal Revenue Code by reason of Section 72(s)(5) or any other law or rule.

Required Distributions for Tax Sheltered Annuities, IRAs and Roth IRAs

Distributions from a Tax Sheltered Annuity or IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  Distributions may be paid in a lump sum or in substantially equal payments over:

(a)	the life of the contract owner or the joint lives of the contract owner and the contract owner’s designated beneficiary; or

(b)
a period not longer than the period determined under the table in Treasury Regulation 1.401(a)(9)-9, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner.  If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner’s spouse, determined in accordance with Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Treasury Regulation 1.401(a)(9)-9.

For Tax Sheltered Annuities, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Tax Sheltered Annuity of the contract owner.

For IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another IRA of the contract owner.

If the contract owner’s entire interest in a Tax Sheltered Annuity or IRA will be distributed in equal or substantially equal payments over a period described in (a) or (b) above, the payments must begin on or before the required beginning date.  The required beginning date is April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  The rules for Roth IRAs do not require distributions to begin during the contract owner’s lifetime, therefore, the required beginning date is not applicable to Roth IRAs.

Due to recent changes in Treasury Regulations, the amount used to compute the minimum distribution requirement may exceed the contract value.

If the contract owner dies before the required beginning date (in the case of a Tax Sheltered Annuity or IRA) or before the entire contract value is distributed (in the case of Roth IRAs), any remaining interest in the contract must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

(a)
if the designated beneficiary is the contract owner’s spouse, the applicable distribution period is the surviving spouse’s remaining life expectancy using the surviving spouse’s birthday for each distribution calendar year after the calendar year of the contract owner’s death.  For calendar years after the death of the contract owner’s surviving spouse, the applicable distribution period is the spouse’s remaining life expectancy using the spouse’s age in the calendar year of the spouse’s death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse’s death;

(b)
if the designated beneficiary is not the contract owner’s surviving spouse, the applicable distribution period is the designated beneficiary’s remaining life expectancy using the designated beneficiary’s birthday in the calendar year immediately following the calendar year of the contract owner’s death, reduced by one for each calendar year that elapsed thereafter; and

(c)	if there is no designated beneficiary, the entire balance of the contract must be distributed by December 31 of the fifth year following the contract owner’s death.

If the contract owner dies on or after the required beginning date, the interest in the Tax Sheltered Annuity or IRA must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

(a)
if the designated beneficiary is the contract owner’s spouse, the applicable distribution period is the surviving spouse’s remaining life expectancy using the surviving spouse’s birthday for each distribution calendar year after the calendar year of the contract owner’s death.  For calendar years after the death of the contract owner’s surviving spouse, the applicable distribution period is the spouse’s remaining life expectancy using the spouse’s age in the calendar year of the spouse’s death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse’s death;

(b)
if the designated beneficiary is not the contract owner’s surviving spouse, the applicable distribution period is the designated beneficiary’s remaining life expectancy using the designated beneficiary’s birthday in the calendar year immediately following the calendar year of the contract owner’s death, reduced by one for each calendar year that elapsed thereafter; and

(c)
if there is no designated beneficiary, the applicable distribution period is the contract owner’s remaining life expectancy using the contract owner’s birthday in the calendar year of the contract owner’s death, reduced by one for each year thereafter.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

For IRAs, all or a portion of each distribution will be included in the recipient’s gross income and taxed at ordinary income tax rates.  The portion of a distribution that is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution.  The owner of an IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non taxable distributions for all years, and the total balance of all IRAs.

Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions."